                      ====================================



                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                          CENTRAL PARKING FINANCE TRUST

                           Dated as of March 18, 1998



                      ====================================

                                TABLE OF CONTENTS

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
ARTICLE I

INTERPRETATION AND DEFINITIONS
SECTION 1.1       Definitions.........................................................   2

ARTICLE II

TRUST INDENTURE ACT; REPORTS, NOTICES AND COMPLIANCE
CERTIFICATES
SECTION 2.1       Trust Indenture Act; Application....................................  15
SECTION 2.2       Lists of Holders of Trust Securities................................  15
SECTION 2.3       Reports by the Property Trustee.....................................  16
SECTION 2.4       Periodic Reports to Property Trustee................................  16
SECTION 2.5       Evidence of Compliance with Conditions
                  Precedent...........................................................  17
SECTION 2.6       Events of Default; Waiver...........................................  17
SECTION 2.7       Event of Default; Notice............................................  19

ARTICLE III

ORGANIZATION OF TRUST
SECTION 3.1       Name................................................................  20
SECTION 3.2       Office..............................................................  20
SECTION 3.3       Purpose.............................................................  21
SECTION 3.4       Prohibition of Actions by the Trust and the
                  Issuer Trustees.....................................................  21
SECTION 3.5       General Authority of the Issuer Trustees............................  22
SECTION 3.6       Title to Property of the Trust......................................  22
SECTION 3.7       Not Responsible for Recitals or Issuance of
                  Trust Securities....................................................  22
SECTION 3.8       Duration of Trust...................................................  23
SECTION 3.9       Mergers.............................................................  23
SECTION 3.10               Termination of Trust.......................................  25

ARTICLE IV

Depositor
SECTION 4.1       Depositor's Purchase of Common Securities...........................  26
SECTION 4.2       Responsibilities of the Depositor...................................  26

ARTICLE V

ISSUER TRUSTEES
SECTION 5.1       Number of Issuer Trustees...........................................  27
SECTION 5.2       Delaware Trustee; Eligibility.......................................  28
SECTION 5.3       Property Trustee; Eligibility.......................................  28
SECTION 5.4       Qualifications of Administrative Trustees and
                  Delaware Trustee Generally..........................................  29
SECTION 5.5       Initial Trustees....................................................  30
SECTION 5.6       Appointment, Removal and Resignation of



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
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
                  Trustees..........................................................  30
SECTION 5.7       Vacancies among Trustees..........................................  32
SECTION 5.8       Merger, Conversion, Consolidation
                         or Succession to Business of an
                                        Issuer Trustee..............................  33
SECTION 5.9       Authority, Powers and Duties of the
                  Administrative Trustees...........................................  33
SECTION 5.10               Delegation of Powers and Duties of the
                           Administrative Trustees..................................  37
SECTION 5.11               Powers and Duties of the Property Trustee................  38
SECTION 5.12               Certain Duties and Responsibilities of the
                           Property Trustee.........................................  40
SECTION 5.13               Certain Rights of Property Trustee.......................  42
SECTION 5.14               Delaware Trustee.........................................  45
SECTION 5.15               Meetings.................................................  46

ARTICLE VI

DISTRIBUTIONS
SECTION 6.1       Distributions.....................................................  47

ARTICLE VII

THE TRUST SECURITIES
SECTION 7.1       Title and Terms...................................................  47
SECTION 7.2       General Provisions Regarding the Trust
                  Securities........................................................  48
SECTION 7.3       General Form of Certificates......................................  48
SECTION 7.4       Form of Preferred Securities Certificates;
                  Global Certificates...............................................  49
SECTION 7.5       Execution and Dating of Certificates..............................  50
SECTION 7.6       Global Securities; Non-Global Securities;
                  Common Securities Certificate.....................................  51
SECTION 7.7       Definitive Preferred Security Certificates........................  53
SECTION 7.8       Restrictive Legends...............................................  53
SECTION 7.9       Temporary Certificates............................................  54
SECTION 7.10      Registrar, Paying Agent and Conversion Agent......................  54
SECTION 7.11      Paying Agent to Hold Money in Trust...............................  55
SECTION 7.12      Outstanding Preferred Securities..................................  56
SECTION 7.13      Preferred Securities in Treasury..................................  56
SECTION 7.14      Notices to Clearing Agency........................................  56
SECTION 7.15      Appointment of Successor Clearing Agency..........................  57
SECTION 7.16      Deemed Security Holders...........................................  57

ARTICLE VIII

TRANSFERS, EXCHANGES AND CANCELLATIONS
OF TRUST SECURITIES
SECTION 8.1       General...........................................................  57

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SECTION 8.2       Certain Transfers and Exchanges..................................  59
SECTION 8.3       Mutilated, Destroyed, Lost or Stolen
                  Certificates; Replacement Securities.............................  65
SECTION 8.4       Cancellation of Preferred Security
                  Certificates.....................................................  65

ARTICLE IX

LIMITATION OF LIABILITY OF
HOLDERS OF TRUST SECURITIES, TRUSTEES AND OTHERS
SECTION 9.1       Liability........................................................  66
SECTION 9.2       Exculpation......................................................  66
SECTION 9.3       Fiduciary Duty...................................................  67
SECTION 9.4       Indemnification..................................................  68
SECTION 9.5       Outside Businesses...............................................  72

ARTICLE X

ACCOUNTING
SECTION 10.1      Fiscal Year......................................................  73
SECTION 10.2      Certain Accounting Matters.......................................  73
SECTION 10.3      Banking..........................................................  74
SECTION 10.4      Withholding......................................................  75

ARTICLE XI

AMENDMENTS AND MEETINGS
SECTION 11.1      Amendments.......................................................  75
SECTION 11.2      Meetings of the Holders of Trust Securities;
                  Action by Written Consent........................................  77

ARTICLE XII

REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE
SECTION 12.1      Representations and Warranties of Property
                  Trustee..........................................................  80
SECTION 12.2      Representations and Warranties of Delaware
                  Trustee..........................................................  81

ARTICLE XIII

CONVERSION
SECTION 13.1      Conversion Rights................................................  82
SECTION 13.2      Conversion Procedures............................................  82
SECTION 13.3      Conversion Price Adjustments.....................................  86
SECTION 13.4      Fundamental Change...............................................  92
SECTION 13.5      Notice of Adjustments of Conversion Price........................  94
SECTION 13.6      Prior Notice of Certain Events...................................  95
SECTION 13.7      Certain Defined Terms............................................  96
SECTION 13.8      Certain Additional Rights........................................  96
SECTION 13.9      Restrictions on Company Common Stock Issuable
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                                       iii



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              Upon Conversion................................................   97
SECTION 13.10 Trustee Not Responsible for Determining
              Conversion Price or Adjustments................................   98

ARTICLE XIV MISCELLANEOUS
SECTION 14.1  Notices........................................................   99
SECTION 14.2  Governing Law..................................................  100
SECTION 14.3  Intention of the Parties.......................................  100
SECTION 14.4  Headings.......................................................  100
SECTION 14.5  Successors and Assigns.........................................  100
SECTION 14.6  Partial Enforceability.........................................  101
SECTION 14.7  Counterparts...................................................  101

ARTICLE XV

REGISTRATION RIGHTS
SECTION 15.1  Registration Rights............................................  101


         ANNEX I           Terms of 5 1/4% Convertible
                           Preferred Securities and 5 1/4%
                           Convertible Common Securities

         Exhibit A-1       Form of Preferred Security

         Exhibit A-2       Form of Common Security

         Exhibit B         Form of Regulation S Certificate

         Exhibit C         Form of Restricted Securities
                           Certificate

         Exhibit D         Form of Unrestricted Securities
                           Certificate

         Exhibit E         Form of Certificate Depository
                           Agreement

                             CROSS-REFERENCE TABLE*


   Section of
Trust Indenture Act                                             Section of
of 1939, as amended                                          Trust Agreement
-------------------                                          ---------------
310(a)...................................................     5.3(a)
310(b)...................................................     5.3(c)
311(c)...................................................     Inapplicable
310 - 317................................................     2.1(c)
311(a)...................................................     2.2(b)
311(b)...................................................     2.2(b)
312(b)...................................................     2.2(b)
313......................................................     2.3
314(a)...................................................     2.4,
 .........................................................     5.9(d)(xiii)
314(b)...................................................     Inapplicable
314(c)...................................................     2.5
314(d)...................................................     Inapplicable
314(f)...................................................     Inapplicable
315(a)...................................................     5.12(b)-(e)
315(c)...................................................     5.12(a)
315(d)...................................................     5.12(a)
316(a)...................................................     2.6, Annex I
316(c)...................................................     5.9(d)(v)

---------------

* This Cross-Reference Table does not constitute part of the Trust Agreement and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                          CENTRAL PARKING FINANCE TRUST

                                 MARCH 18, 1998

                  AMENDED AND RESTATED DECLARATION OF TRUST ("Trust Agreement") dated and effective as of March 18, 1998, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Trust Agreement, the "Trustees"), Central Parking Corporation, a Tennessee corporation, as trust sponsor (the "Depositor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Trust Agreement;

                  WHEREAS, certain of the Trustees and the Depositor established Central Parking Finance Trust (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of February 18, 1998 (the "Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on February 18, 1998, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Convertible Debentures (as defined herein) of the Debenture Issuer (as defined herein);

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                  WHEREAS, all of the Trustees and the Depositor, by this Trust Agreement, amend and restate each and every term and provision of the Declaration;

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Trust Agreement constitutes the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Trust Agreement.


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

SECTION 1.1       Definitions.

                  Unless the context otherwise requires:

                  (a) Capitalized terms used in this Trust Agreement but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Trust Agreement has the same meaning throughout;

                  (c) all references to "the Trust Agreement" or "this Trust Agreement" are to this Trust Agreement as modified, supplemented or amended from time to time;

                  (d) all references in this Trust Agreement to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Trust Agreement unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Trust Agreement unless otherwise defined in this Trust Agreement or unless the context otherwise requires;

                  (f) a reference to the singular includes the plural and vice versa; and

                  (g) a reference to the masculine includes the feminine and vice versa.

                  "Additional Interest" means if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

                  "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "Applicable Price" means (i) in the case of a Non-Stock Fundamental Change in which the holders of the Company Common Stock receive only cash, the amount of cash received by the holder of one share of Company Common Stock and (ii) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the Closing

Prices for the Company Common Stock during the ten trading days prior to the record date for the determination of the holders of Company Common Stock entitled to receive such securities, cash, or other property in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change or, if there is no such record date, the date upon which the holders of the Company Common Stock shall have the right to receive such securities, cash, or other property (such record date or distribution date being hereinafter referred to as the "Entitlement Date"), in each case as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 13.3.

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Certificate or beneficial interest therein, the rules and procedures of Euroclear and Cedel, and of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 8.2.

                  "Business Day" means any day other than a day on which banking institutions in the City of New York, in Wilmington, Delaware or in Dallas, Texas are authorized or required by law to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Certificate" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

                  "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and The Depositary Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit E, as the same may be amended and supplemented from time to time.

                  "Certificated Preferred Security" has the meaning set forth in
Section 7.4(a).

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

                  "Closing Date" means March 18, 1998.

                  "Closing Price" has the meaning specified in Section 13.7.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Securities" has the meaning specified in Section 7.1.

                  "Common Securities Guarantee" means the guarantee agreement dated as of March 18, 1998, of the Depositor in respect of the Common Securities.

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

                  "Common Stock Fundamental Change" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors of the Company) of the consideration received by holders of Company Common Stock consists of common stock that for each of the ten consecutive trading days prior to the Entitlement Date has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the Nasdaq National Market; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either
(i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Preferred Securities continue to exist as outstanding Preferred Securities or (ii) not later than the occurrence of such Fundamental Change, the outstanding Preferred Securities are converted into or exchanged for shares of convertible preferred stock of an entity succeeding to the business of the Company or a subsidiary thereof, which convertible preferred stock has powers, preferences, and relative, participating, optional, or other rights, and qualifications, limitations, and restrictions, substantially similar to those of the Preferred Securities.

                  "Company" means the Depositor in its capacity as issuer of the Convertible Debentures.

                  "Company Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Annex 1, shares issuable on conversion of Trust Securities shall include only shares of the class designated as Company Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Company Indemnified Person" means (i) any Administrative Trustee; (ii) any Affiliate of any Administrative Trustee; (iii) any officer, director, shareholder, member, partner, employee, representative or agent of any Administrative Trustee; or (iv) any officer, employee or agent of the Trust or its Affiliates.

                  "Compounded Interest" means interest compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law upon interest accrued and unpaid (including Additional Interest) at the end of each Extension Period.

                  "Conversion Agent" has the meaning set forth in Section 7.10.

                  "Conversion Price" has the meaning set forth in Section 13.1.

                  "Conversion Request" has the meaning set forth in Section
13.2.

                  "Covered Person" means (a) any officer, director, stockholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

                  "Convertible Debentures" means the Convertible Debentures to be issued by the Company under the Indenture and to be held by the Property Trustee.

                  "Delaware Trustee" has the meaning set forth in Section 5.2.

                  "Depositary" means The Depository Trust Company, the initial Clearing Agency, until a successor shall be appointed pursuant to Section 7.15, and thereafter means such successor Depositary.

                  "Depositor" means Central Parking Corporation, a Tennessee corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                  "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Section 6.1.

                  "Event of Default" in respect of the Trust Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Convertible Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 9.4(b).

                  "Fundamental Change" means the occurrence of any Transaction or event in connection with a plan pursuant to which all or substantially all of the Company Common Stock shall be exchanged for, converted into, acquired for, or constitute solely the right to receive securities, cash, or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization, or otherwise), provided, that, in the case of a plan involving more than one such Transaction or event, for purposes of adjustment of the conversion price, such Fundamental Change shall be deemed to have occurred when substantially all of the Company Common Stock shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property, but the adjustment shall be based upon the consideration that a holder of Company Common Stock received in such Transaction or event as a result of which more than 50% of the Company Common Stock shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash, or other property. The term

"Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.

                  "Global Certificate" has the meaning set forth in Section 7.4(a).

                  "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture dated as of March 18, 1998, between the Company and the Indenture Trustee, as it may be amended from time to time.

                  "Indenture Trustee" means Chase Bank of Texas, National Association, a Texas banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Issuer Trustee" or "Issuer Trustees" means each Person who has signed this Trust Agreement as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Issuer Trustees in accordance with the provisions hereof, and references herein to a Issuer Trustee or the Issuer Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Legal Action" has the meaning set forth in Section 5.9(d)(x).

                  "Liquidated Damages" has the meaning specified in the Indenture.

                  "Majority in Liquidation Amount of the Common Securities" means, except as provided in the terms of the Common Securities or by the Trust Indenture Act, Holders of outstanding Common Securities voting together as a single class who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Common

Securities of the relevant class.

                  "Majority in Liquidation Amount of the Trust Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

                  "Ministerial Action" has the meaning set forth in the terms of the Trust Securities as set forth in Annex I hereto.

                  "Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.

                  "NYSE" means the New York Stock Exchange.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                  (i) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Offering Memorandum" means the final offering memorandum issued by the Company, dated as of March 13, 1998.

                  "Paying Agent" has the meaning specified in Section 7.10.

                  "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Securities" has the meaning specified in Section
7.1.

                  "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

                  "Preferred Securities Guarantee" means the Guarantee Agreement dated as of March 18, 1998 of the Depositor in respect of the Preferred Securities.

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Property Trustee" means the Issuer Trustee meeting the eligibility requirements set forth in Section 5.3.

                  "Property Account" has the meaning set forth in Section
5.11(c).

                  "Purchase Agreement" means the Purchase Agreement dated as of March 12, 1998, between the Depositor and the initial purchasers named therein, relating to the Preferred Securities.

                  "Purchaser Stock Price" means, with respect to any Common Stock Fundamental Change, the average of the Closing Prices for the common stock received in such Common Stock Fundamental Change for the ten consecutive trading days prior to and including the Entitlement Date, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in Section 13.3.

                  "Quorum" means a majority of the Administrative Trustees.

                  "Reference Market Price" shall initially mean $29.37 (which is an amount equal to 66 2/3% of the reported last sales price for Company Common Stock on the NYSE Consolidated Transactions Tape on March 12, 1998) and in the event of any adjustment of the conversion price other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the conversion price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial conversion price of the Preferred Securities.

                  "Registrar" has the meaning set forth in Section 7.10.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated March 18, 1998, among the Depositor, the Trust, and the initial purchasers named in the Purchase Agreement.

                  "Regulation S Certificate" means a certificate substantially in the form set forth in Exhibit B.

                  "Regulation S Global Certificate" has the meaning set forth in
Section 7.4(a).

                  "Regulation S Preferred Securities" has the meaning set forth in Section 7.4(a).

                  "Regulation S Legend" has the meaning set forth in Section 7.8(b).

                  "Related Party" means, with respect to the Depositor, any direct or indirect wholly owned subsidiary of the Depositor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Depositor.

                  "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Restricted Global Certificate" has the meaning set forth in
Section 7.4(a).

                  "Restricted Period" means, with respect to the Preferred Securities, the one-year period, and with respect to the Convertible Debentures or the Company Common Stock issuable on conversion of the Preferred Securities, the 40-day period, in either case following the last original issue date of the Preferred Securities (including any Preferred Securities issued to cover over-allotments).

                  "Restricted Securities" means all Preferred Securities required pursuant to Section 7.8 to bear any Restricted Securities Legend. Such term includes the Restricted Global Certificate.

                  "Restricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit C.

                  "Restricted Securities Legend" has the meaning specified in
Section 7.8.

                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                  "Securities Guarantee" means the Common Securities Guarantee and the Preferred Securities Guarantee.

                  "Shelf Registration Statement" means the Registration Statement including any amendments thereto relating to, among other securities, the Preferred Securities, as defined in the Registration Rights Agreement.

                  "Special Event" has the meaning set forth in Annex I hereto.

                  "Successor Entity" has the meaning set forth in Section 3.9(b)(i).

                  "Successor Securities" has the meaning set forth in Section 3.9(b)(i)(B).

                  "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

                  "Tax Event" has the meaning set forth in Annex I hereto.

                  "10% in Liquidation Amount of the Trust Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

                  "Trading Day" has the meaning set forth in Section 13.7.

                  "Transaction" has the meaning set forth in Section 13.4.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Securities" means the Common Securities and the Preferred Securities.

                  "Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Certificated Preferred Securities.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Exhibit D.


                                   ARTICLE II

              TRUST INDENTURE ACT; REPORTS, NOTICES AND COMPLIANCE
                                  CERTIFICATES

SECTION 2.1       Trust Indenture Act; Application.

                  (a) This Trust Agreement is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust Agreement, which are incorporated by reference in and made part of this Trust Agreement and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Issuer Trustee that is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this

Trust Agreement limits, qualifies or conflicts with the duties imposed by ss.ss. 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2       Lists of Holders of Trust Securities.

                  (a) Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of such record date, provided that neither the Depositor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Depositor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in any List of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under ss.ss. 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3       Reports by the Property Trustee.

                  (a) Within 60 days after May 15 of each year, commencing May 15, 1998, the Property Trustee shall transmit by mail to Holders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange upon which the Trust Securities are listed, with the Commission and with the Company. The Trust will notify the Property Trustee when the Trust Securities are listed on any stock exchange.

SECTION 2.4       Periodic Reports to Property Trustee.

                  Each of the Depositor and the Trust shall file with the Property Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Property Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

                  Each of the Depositor and the Trust shall also provide to the Property Trustee on a timely basis such information as the Property Trustee requires to enable the Property Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Trust Securities relating to original issue discount, if any, including, without limitation, Form 1099-OID or any successor form.

SECTION 2.5       Evidence of Compliance with Conditions
                  Precedent.

                  Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in ss. 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to ss. 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6       Events of Default; Waiver.

                  (a) The Holders of a majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                           (i) is not waivable under the Indenture, the Event of Default under the Trust Agreement shall also not be waivable; or

                          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Convertible Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Convertible Debentures outstanding.

                  The foregoing provisions of this Section 2.6(a) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Trust Agreement without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                          (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this
         Section 2.6(b), the Event of Default under the Trust Agreement shall also not be waivable; or

                          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Trust Agreement as provided below in this Section 2.6(b), the Event of Default under the Trust Agreement may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Convertible Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such ss.ss. 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Trust Agreement and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Trust Agreement. The foregoing provisions of this Section 2.6(c) shall be in lieu of ss. 316(a)(1)(B) of the Trust Indenture Act and such ss. 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Trust Agreement and the Trust Securities, as permitted by the Trust Indenture Act.

SECTION 2.7       Event of Default; Notice.

                  (a) The Property Trustee shall, within 10 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, the Administrative Trustees and the Depositor, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Convertible Debentures or in the payment of any sinking fund installment established for the Convertible Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities, the Administrative Trustees and the Depositor.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                           (i) a default under Sections 501(1) and 501(2) of the Indenture; or

                           (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Trust Agreement shall have actual knowledge.


                                   ARTICLE III

                              ORGANIZATION OF TRUST

SECTION 3.1       Name.

                  The Trust is named "Central Parking Finance Trust," as such name may be modified from time to time by the Administrative Trustees following 10 Business Days written notice to the Holders of Trust Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2       Office.

                  The address of the principal office of the Trust is c/o Central Parking Corporation, 2401 21st Avenue South, Suite 200, Nashville, Tennessee, Attention: Andrew Paalborg, General Counsel. On 10 Business Days written notice to the Holders of Trust Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3       Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Convertible Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4         Prohibition of Actions by the Trust and the Issuer
                    Trustees.

               The Trust shall not, and the Issuer Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Trust Agreement. In particular, the Trust shall not and the Issuer Trustees (including the Property Trustee) shall not cause the Trust to:

               (a) invest any proceeds received by the Trust from holding the Convertible Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Trust Agreement and of the Trust Securities;

               (b) acquire any assets other than as expressly provided herein;

               (c) possess Trust property for other than a Trust purpose;

               (d) make any loans or incur any indebtedness other than loans represented by the Convertible Debentures;

               (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Trust Securities in any way whatsoever;

               (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities; or

               (g) other than as provided in this Trust Agreement or Annex I hereto, (a) direct the time, method and place of exercising any trust or power conferred upon the Indenture Trustee with respect to the Convertible Debentures, (b) waive any past default that is waivable under the Indenture,
(c) exercise any right to rescind or annul any declaration that the principal of all the Convertible Debentures shall be due and payable, or (d) consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment or modification will not cause more than an insubstantial risk that (i) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (ii) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.5         General Authority of the Issuer Trustees.

               In dealing with the Issuer Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Issuer Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Issuer Trustees as set forth in this Trust Agreement.

SECTION 3.6         Title to Property of the Trust.

               Except as provided in Section 5.11 with respect to the Convertible Debentures and the Property Account or as otherwise provided in this Trust Agreement, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.7         Not Responsible for Recitals or Issuance of Trust
                    Securities.

               The recitals contained in this Trust Agreement and the Trust Securities shall be taken as the statements of the Depositor, and the Issuer Trustees do not assume any responsibility for their correctness. The Issuer Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Issuer Trustees make no representations as to the validity or sufficiency of this Trust Agreement or the Trust Securities.

SECTION 3.8         Duration of Trust.

               The Trust, unless terminated pursuant to the provisions of
Section 3.10 hereof, shall exist until April 1, 2028.

SECTION 3.9    Mergers.

          (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any Person, except as described in Sections 3.9(b) and 3.9(c).

          (b) The Trust may, with the consent of the majority of the Administrative Trustees, and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state of the United States; provided that:

               (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Trust Securities; or

                    (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

                          (ii) the Company expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Convertible Debentures;

                          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                          (vi)   such Successor Entity has a purpose
         substantially identical to that of the Trust;

                          (vii) the Depositor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

                          (viii) prior to such merger, consolidation, amalgamation or replacement, the Depositor has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Property Trustee and experienced in such matters to the effect that:

                                 (A) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                                 (B)   following such merger, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                                 (C)   following such merger, consolidation,
                  amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes.

                  (c) Notwithstanding Section 3.9(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.10             Termination of Trust.

                  (a)    The Trust shall terminate:

                         (i)    upon the bankruptcy of the Depositor;

                         (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Depositor, the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a majority in liquidation amount of the Trust Securities, voting together as a single class, to file such certificate of cancellation, or the revocation of the Certificate of Incorporation of the Depositor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                         (iii) upon the entry of a decree of judicial dissolution of the Depositor or the Trust;

                         (iv) upon the redemption, conversion or exchange of all of the Trust Securities and the amounts necessary for redemption, conversion or exchange thereof, including any Additional Interest, Liquidated Damages, if any, and Compounded Interest, shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                         (v) upon the distribution of all of the Convertible Debentures upon the occurrence of a Special Event, except in the case of a Tax Event that has occurred and is continuing following which the Depositor has elected to pay any additional sums such that the net amount received by holders of Preferred Securities in respect of Distributions is not reduced as a result of such Tax Event and the Depositor has not revoked any such election or failed to make such payments; or

                    (vi)   the expiration of the term of the Trust on April
         1, 2028.

               (b) As soon as is practicable after the occurrence of an event referred to in Section 3.10(a), the Administrative Trustees shall pay (or make provision for the payment of) all claims against the Trust and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware.

               (c) The provisions of Article IX shall survive the termination of the Trust.


                                   ARTICLE IV

                                   DEPOSITOR

SECTION 4.1         Depositor's Purchase of Common Securities.

               On the Closing Date and on any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement, the Depositor will purchase all of the Common Securities issued by the Trust, in an aggregate amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2         Responsibilities of the Depositor.

               In connection with the issue and sale of the Preferred Securities, the Depositor shall have the exclusive right and responsibility to engage in the following activities:

               (a) to prepare and execute, if necessary, an offering circular (the "Offering Circular") in preliminary and final form in relation to the offering and sale of Preferred Securities to qualified institutional buyers in reliance on Rule 144A and in offshore transactions in reliance on Regulation S under the Securities Act and to prepare for filing with the Commission, any shelf registration statement, including any amendments thereto required to be filed in connection with the Registration Rights Agreement;

               (b) to determine the states and foreign jurisdictions, if any, in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

               (c) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto in connection with the requirements of the Registration Rights Agreement; and

               (d) to negotiate the terms of the Purchase Agreement, Registration Rights Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities.


                                   ARTICLE V

                                ISSUER TRUSTEES

SECTION 5.1         Number of Issuer Trustees.

               The initial number of Issuer Trustees shall be five, and

               (a) at any time before the issuance of any Trust Securities, the Depositor may, by written instrument, increase or decrease the number of Issuer Trustees; and

               (b) after the issuance of any Trust Securities, the number of Issuer Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that the number of Issuer Trustees shall in no event be less than three; provided further that (i) there shall be at least two(A) Administrative Trustees who are employees or officers of, or are affiliated with the Depositor and (ii) one Issuer Trustee shall be the Property Trustee for so long as this Trust Agreement is required to qualify as an indenture under the Trust Indenture Act, and such Issuer Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2         Delaware Trustee; Eligibility.

               If required by the Business Trust Act, one Issuer Trustee (the "Delaware Trustee") shall be:

               (a)  a natural person who is resident of the State of Delaware;
or

               (b) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee and Section 5.14 shall have no application.

SECTION 5.3         Property Trustee; Eligibility.

               (a) There shall at all times be one Issuer Trustee which shall act as Property Trustee and shall:

                    (i)   not be an Affiliate of the Depositor;

                    (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                    (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent the Investment Company Act or Trust Indenture Act requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

               (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(d).

               (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of ss. 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in ss. 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of ss. 310(b) of the Trust
Indenture Act.

               (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Trust Agreement for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4 Qualifications of Administrative Trustees and Delaware Trustee Generally.

               Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5         Initial Trustees.

         The Initial Administrative Trustees are:

               Monroe J. Carell, Jr.
               James H. Bond
               Andrew M. Paalborg

         The Initial Delaware Trustee is:

               Chase Manhattan Bank Delaware

         The Initial Property Trustee is:

               Chase Bank of Texas, National Association

SECTION 5.6         Appointment, Removal and Resignation of Trustees.

               (a) Subject to Sections 5.6(b) and 5.6(c), Trustees may be appointed or removed without cause at any time:

                    (i) until the issuance of any Trust Securities, by written instrument executed by the Depositor; and

                    (ii) after the issuance of any Trust Securities, by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class.

               (b) The Issuer Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as a Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the removed Property

Trustee.

                  (c) The Issuer Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the removed Delaware Trustee.

                  (d) A Issuer Trustee appointed to office shall hold office until his, hers or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Issuer Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Issuer Trustee and delivered to the Depositor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                      (i) No such resignation of the Issuer Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been
                      appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Depositor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been
                      completely liquidated and the proceeds thereof distributed to the holders of the Trust Securities; and

                      (ii) no such resignation of the Issuer Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Depositor and the resigning Delaware Trustee.

                  (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 5.6(d).

                  (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.6 within 60 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                    (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7         Vacancies among Trustees.

               If a Issuer Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Issuer Trustee appointed in accordance with Section 5.6.

               The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Issuer Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 5.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

SECTION 5.8 Merger, Conversion, Consolidation or Succession to Business of an Issuer Trustee.

               Any entity into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, may be merged or converted or with which either may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Property Trustee, the Delaware Trustee or Administrative Trustee, as the case may be, shall be a party, or any entity succeeding to all or substantially all the corporate trust business of the Property Trustee, the Delaware Trustee or the Administrative Trustee, as the case may be, shall be the successor of the Property Trustee, the Delaware Trustee or the Administrative Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION  5.9        Authority, Powers and Duties of the Administrative
                    Trustees.

               (a) Subject to the limitations provided in this Trust Agreement and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust.

               (b) Except as expressly set forth in this Trust Agreement and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

               (c) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 5.9, provided, that any shelf registration statement, including any amendments thereto, shall be signed by a majority of the Administrative Trustees.

               (d) The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                   (i) to issue and sell the Preferred Securities and the Common Securities in accordance with this Trust Agreement; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement;

                   (ii) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Registration Rights Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or incidental to the purposes and function of the Trust;

                           (iii)  to assist in the registration of the
         Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws according to the terms of the Registration Rights Agreement, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act upon the effectiveness of the Shelf Registration Statement pursuant to the Registration Rights Agreement;

                           (iv) to assist the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, in connection with the Shelf Registration Statement and according to the terms of the Registration Rights Agreement, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing (only to the extent that such listing or registration is requested by the Depositor);

                           (v) execute and perform the Purchase Agreement, Registration Rights Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities;

                           (vi) to acquire the Convertible Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Convertible Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

                           (vii) to give the Depositor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Administrative Trustees shall consult with the Depositor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

                           (viii) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of ss.316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                           (ix) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Trust Securities;

                           (x) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 5.11(e), the Property Trustee has the exclusive power to bring such Legal Action;

                           (xi) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, advisors, and consultants and pay reasonable compensation for such services;

                           (xii) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                           (xiii) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                           (xiv) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                           (xv) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

                           (xvi) to give prompt written notice to the Holders of the Trust Securities of any notice received from the Company of its election to defer payments of interest on the Convertible Debentures by extending the interest payment period under the Indenture;

                           (xvii) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                           (xviii) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                           (xix) to take any action, not inconsistent with this Trust Agreement or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 5.9, including, but not limited to:

                           (A) causing the Trust not to be deemed to be an
                    Investment Company required to be registered under the Investment Company Act;

                           (B) causing the Trust to be classified for United
                    States federal income tax purposes as a grantor trust; and

                           (C) cooperating with the Company to ensure that the
                    Convertible Debentures will be treated as indebtedness of the Company for United States federal income tax purposes;

provided that such action does not adversely affect the interests of Holders; and

                    (xx) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust.

               (e) The Administrative Trustees must exercise the powers set forth in this Section 5.9 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

               (f) Subject to this Section 5.9, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 5.11.

               (g) Any expenses incurred by the Administrative Trustees pursuant to this Section 5.9 shall be reimbursed by the Company.

SECTION 5.10        Delegation of Powers and Duties of the Administrative
                    Trustees.

               The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein. The Administrative Trustees may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 their power for the purpose of executing any documents contemplated in Section 5.9, including any shelf registration statement or any amendment thereto or other document filed with the Commission, or making any other governmental filing.

SECTION 5.11       Powers and Duties of the Property Trustee.

               (a) The legal title to the Convertible Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Trust Securities. The right, title and interest of the Property Trustee to the Convertible Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Convertible Debentures have been executed and delivered.

               (b) The Property Trustee shall not transfer its right, title and interest in the Convertible Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

               (c) The Property Trustee shall:

                   (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Convertible Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with
         Section 6.1. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Trust Agreement. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                   (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Convertible Debentures are redeemed or mature; and

                   (iii) upon written notice of distribution issued by the Administrative Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Convertible Debentures to Holders of Trust Securities upon the occurrence of certain Special Events arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Trust Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Trust Securities.

                  (e) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Convertible Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, to the extent as obligated to do so hereunder, for the benefit of Holders of the Trust Securities, but subject to the rights of the Holders pursuant to the terms of such Trust Securities, take such action as it shall be instructed by the holders of a Majority in Liquidation Amount of the Trust Securities to enforce its rights as holder of the Convertible Debentures, including the right to take any Legal Action which arises out of or in connection with such an Event of Default.

                  (f) Subject to this Section 5.11, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 5.9.

                  (g) The Property Trustee must exercise the powers set forth in this Section 5.11 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 5.12          Certain Duties and Responsibilities of the Property
                      Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Trust Agreement and no implied covenants shall be read into this Trust Agreement against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Trust Agreement, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Trust Agreement.

                  (c) The Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was grossly negligent in ascertaining the pertinent facts.

                  (d) The Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in liquidation amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement.

                  (e) The Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Depositor.

                  (f) No provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust Agreement or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it.

                  (g) The Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Convertible Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act.

                  (h) The Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 5.11(c)(i) and except to the extent otherwise required by law.

                  (i) The Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Convertible Debentures or the payment of any taxes or assessments levied thereon or in connection therewith.

SECTION 5.13          Certain Rights of Property Trustee.


                  (a) Subject to the provisions of Section 5.12:

                      (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                      (ii) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

                      (iii) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                      (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                      (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                           (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 5.13(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust Agreement;

                           (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                           (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                           (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Trust Agreement, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                       (x) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (A) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions;

                       (xi) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement; and

                       (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement.

                  (b) No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  (c) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Property Trustee hereunder on behalf of the Trust, (a) any agreements or instruments executed or delivered by Chase Bank of Texas, National Association are executed and delivered not in its individual capacity but solely as Property Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Bank of Texas, National Association in its individual capacity but is made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Chase Bank of Texas, National

Association in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warrant, or covenant made or undertaken by the Trust under this Trust Agreement except if such breach or failure is due to any gross negligence or wilful misconduct of the Trustee.

SECTION 5.14          Delaware Trustee.

                  (a) Notwithstanding any other provision of this Trust Agreement other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Trust Agreement. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of ss. 3807 of the Business Trust Act.

                  (b) It is expressly understood and agreed by the parties hereto that in fulfilling its obligations as Delaware Trustee hereunder on behalf of the Trust, (i) any agreements or instruments executed or delivered by Chase Manhattan Bank Delaware are executed and delivered not in its individual capacity but solely as Delaware Trustee under this Trust Agreement in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements by Chase Manhattan Bank Delaware in its individual capacity but is made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Chase Manhattan Bank Delaware in its individual capacity be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warrant, or covenant made or undertaken by the Trust under this Trust Agreement except if such breach or failure is due to any gross negligence or wilful misconduct of the Trustee.

SECTION 5.15          Meetings.

                  If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by



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



facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Trust Agreement, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.


                                   ARTICLE VI

                                 DISTRIBUTIONS

SECTION 6.1         Distributions.

               If and to the extent that the Company makes a payment of interest (including Compounded Interest), Additional Interest, premium and/or principal on the Convertible Debentures held by the Property Trustee, or Liquidated Damages, if any, (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of Preferred Securities and Common Securities in accordance with the preferences set forth in the respective terms of such Trust Securities, as described in Annex I hereto.


                                  ARTICLE VII

                              THE TRUST SECURITIES

SECTION 7.1         Title and Terms.

               The Administrative Trustees shall on behalf of the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common

Securities"), each having such terms (the "Terms") as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto.

               The Terms of the Trust Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Trust Agreement and to the extent applicable, the Property Trustee and the Depositor, by their execution and delivery of this Trust Agreement, expressly agree to such Terms and to be bound thereby.

SECTION 7.2         General Provisions Regarding the Trust Securities.

               (a) The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

               (b) Upon issuance of the Trust Securities as provided in this Trust Agreement, the Trust Securities so issued shall be validly issued, fully paid and nonassessable.

               (c) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Trust Agreement, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Trust Agreement.

SECTION 7.3         General Form of Certificates.

               The Preferred Security Certificates and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Security Certificates shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Trust Agreement.

               The Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Depositor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing.

               The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Trust Securities may be listed, all as determined by the Administrative Trustees, as evidenced by their execution thereof. The Trust shall issue no Trust Securities in bearer form.

SECTION 7.4         Form of Preferred Securities Certificates; Global
                    Certificates.

               (a) Preferred Securities initially sold to qualified institutional buyers in reliance on Rule 144A under the Securities Act ("Rule 144A Preferred Securities") initially will be represented by one or more certificates in registered, global form (collectively, the "Restricted Global Certificate"). Preferred Securities initially sold in offshore transactions in reliance on Regulation S ("Regulation S Preferred Securities") initially will be represented by one or more certificates in registered, global form (collectively, the "Regulation S Global Certificate" and, together with the Restricted Global Certificate, the "Global Certificates"). Preferred Securities initially transferred, in accordance with Section 8.2, in a manner exempt from the registration requirements of the Securities Act will be exchanged for Preferred Securities in registered, certificated form (the "Certificated Preferred Securities"). The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and authenticated by the Property Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Holder, and shall be entitled to the rights and subject to the obligations of a Holder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 8.1(d).

                (b) Every Global Certificate authenticated and delivered hereunder shall bear a legend in substantially the following form, in capital letters and bold-face type:

         THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF
         THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED
         IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY
         MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF

         ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT.

                  (c) If the Depositary is the Depository Trust Company, the Global Certificate authenticated and delivered hereunder shall also bear a legend in substantially the following form, in capital letters and bold-face type:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY
         OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SECTION 7.5           Execution and Dating of Certificates.

                  The Certificates shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee who shall have signed any of the Certificates shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificates may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Trust Agreement any such person was not such an Administrative Trustee. Each Preferred Security shall be dated the date of its authentication.

                  One Administrative Trustee shall sign the Preferred Security Certificates for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Security Certificates, be a manual signature.

SECTION 7.6 Global Securities; Non-Global Securities; Common Securities Certificate.

                  (a) Each Global Certificate authenticated under this Trust Agreement shall be registered in the name of the

Clearing Agency designated by the Depositor for such Global Certificate or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a Preferred Security for all purposes of this Trust Agreement.

                  (b) If a Global Certificate is to be exchanged for Certificated Preferred Securities or canceled in whole, it shall be surrendered by or on behalf of the Clearing Agency, its nominee or custodian to the Property Trustee, as Registrar, for exchange or cancellation as provided in this Article 7. If any Global Certificate is to be exchanged for Certificated Preferred Securities or cancelled in part, or if another Preferred Security is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, in each case, as provided in Section 8.2, then either (i) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 7 or (ii) the principal amount thereof (or number of Preferred Securities represented thereby) shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of (or number of securities represented by) such Certificated Preferred Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Property Trustee, as Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall, subject to Section 8.2 and as otherwise provided in this Article 7, authenticate and deliver any Preferred Securities issuable in exchange for such Global Certificate (or any portion thereof) to or upon the written order of, and registered in such names as may be directed by, the Clearing Agency or its authorized representative. Upon the request of the Property Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Depositor shall promptly make available to the Property Trustee a reasonable supply of Preferred Securities that are not in the form of Global Certificates but are in certificated form. The Property Trustee shall be entitled to conclusively rely upon any order, direction or request of the Clearing Agency or its authorized representative which is given or made pursuant to this Article 7 if such order, direction or request is given or made in accordance with the Applicable Procedures.

                  (c) Every Preferred Security authenticated and delivered upon registration of, transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Security is registered in the name of a Person other than the Clearing Agency for such Global Certificate or a nominee thereof.

                  (d) The Clearing Agency or its nominee, as registered owner of a Global Certificate, shall be the holder of such Global Certificate for all purposes under this Trust Agreement and the Preferred Securities, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such Owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Clearing Agency or its nominee or its participants and such owners of beneficial interests in a Global Certificate will not be considered the owners or holders of such Global Certificate for any purpose of this Trust Agreement or the Preferred Securities.

                  (e) A single Common Securities Certificate representing the Common Securities shall initially be issued to the Depositor in the form of a definitive Common Securities Certificate.

SECTION 7.7           Definitive Preferred Security Certificates.

                  Notwithstanding any other provision in this Trust Agreement, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Global Certificate or a nominee thereof unless (i) such Clearing Agency (A) has notified the Trust and the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Certificate or (B) has ceased to be a clearing agency registered as such under the Exchange Act of 1934, as amended, and in either case the Trust and the Depositor thereupon fail to appoint a successor Clearing Agency, (ii) the Trust and the Depositor, at their option, notify the Property Trustee in writing that it elects to cause the issuance of the Preferred Securities in certificated form or (iii) there shall have occurred and be continuing an Event of Default or any event which after notice or lapse of time or both would be an Event of Default. In all cases, Certificated Preferred Securities delivered in exchange for any Global Certificate or beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Clearing Agency (in accordance with its customary procedures).

SECTION 7.8           Restrictive Legends.

                  (a) The Restricted Global Certificate and the Certificated Preferred Securities shall bear the following legend (the "Restricted Securities Legend") unless the

Depositor determines otherwise in accordance with applicable law.

             "THE SECURITIES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION AND THE CONVERTIBLE DEBENTURES THAT MAY BE ISSUED IN EXCHANGE THEREFOR HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHO THE TRANSFEROR AND ANY PERSON ACTING ON BEHALF OF SUCH TRANSFEROR REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

         (b) The Regulation S Preferred Securities shall bear the following legend (the "Regulation S Legend") unless the Depositor determines otherwise in accordance with the applicable law:

             "THE PREFERRED SECURITIES, THE CONVERTIBLE DEBENTURES, THE SHARES OF COMPANY COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED SECURITIES AND THE CONVERTIBLE DEBENTURES, AND THE GUARANTEE (COLLECTIVELY, THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE."

SECTION 7.9         Temporary Certificates.

             Until definitive Certificates are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Trust considers appropriate for temporary Certificates. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Certificates in exchange for temporary Certificates.

SECTION 7.10        Registrar, Paying Agent and Conversion Agent.

             In the event that the Preferred Securities are not in book-entry only form, the Trust shall maintain in the

Borough of Manhattan, City of New York, State of New York, an office or agency where Preferred Securities may be presented for registration of transfer or from exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co- registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Trust Agreement. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Common Securities.

                  The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities. The Property Trustee shall be entitled to the protections of Sections 5.12 and 5.13 and Article IX in its capacity as Registrar, Paying Agent and Conversion Agent.

SECTION 7.11             Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or distribution on the Trust Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Depositor or an Affiliate of the Trust or the Depositor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.12             Outstanding Preferred Securities.

                  The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 7.12 as not outstanding.

                  If a Preferred Security is replaced or paid pursuant to
Section 8.3, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

                  If Preferred Securities are considered paid in accordance with the terms of this Trust Agreement, they cease to be outstanding and interest on them ceases to accrue.

                  A Preferred Security does not cease to be outstanding because one of the Trust, the Depositor or an Affiliate of the Depositor holds the Preferred Security.

SECTION 7.13             Preferred Securities in Treasury.

                  In determining whether the Holders of the required amount of Trust Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Depositor or an Affiliate of the Depositor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Preferred Securities which the Property Trustee knows are so owned shall be so disregarded.

SECTION 7.14             Notices to Clearing Agency.

                  Whenever a notice or other communication to the Holders of Preferred Securities is required under this Trust Agreement, the Administrative Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 7.15             Appointment of Successor Clearing Agency.

                  If the Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 7.16             Deemed Security Holders.

                  The Trustees and any Agent may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.


                                  ARTICLE VIII

                     TRANSFERS, EXCHANGES AND CANCELLATIONS
                              OF TRUST SECURITIES

SECTION 8.1           General.

                  (a) Where Preferred Security Certificates are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Security Certificates at the Registrar's request.

                  (b) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Trust Agreement and in the Terms set forth in Annex I. Any transfer or purported transfer of any Security not made in accordance with this Trust Agreement shall be null and void.

                  (c) Subject to this Article VIII, the Depositor and any Related Party may only transfer Common Securities to the Depositor or a Related Party of the Depositor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                      (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                      (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

                  (d) The Administrative Trustees shall provide for the registration of Trust Securities and of transfers of Trust Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificates, the Administrative Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Administrative Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Trust Agreement.

                  (e) The Trust shall not be required (i) to issue, register the transfer of or exchange Preferred Security Certificates during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption and ending at 5:00 p.m. (New York City time) on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

SECTION 8.2           Certain Transfers and Exchanges.

                  (a) Notwithstanding any other provision of this Trust Agreement or the Preferred Securities, transfers and exchanges of Preferred Securities and beneficial interests in a Global Certificate of the kinds specified in this Section 8.2 shall be made only in accordance with this
Section 8.2.

                      (i) Restricted Global Certificate to Regulation S Global Certificate. If the owner of a beneficial interest in the Restricted Global Certificate wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Global Certificate, such transfer may be effected in accordance with provision of this Clause 8.2(i) and Clause
         8.2 (vi) below and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Registrar, of (A) a written order given by the Clearing Agency or its authorized representative directing that a beneficial interest in the Regulation S Global Certificate in a specified liquidation amount (or number of Preferred Securities) be credited to a specified participant's account and that a beneficial interest in the Restricted Global Certificate in an equal liquidation amount (or number of Preferred Securities) be debited from another specified participant's account and (B) a Regulation S Certificate, satisfactory to the Property Trustee and duly executed by the owner of such beneficial interest in the Restricted Global Certificate or his attorney duly authorized in writing, then the Property Trustee, as Registrar but subject to Clause 8.2 (vi) below, shall reduce the share number of the Restricted Global certificate and increase the share number of the Regulation S Global Certificate by such specified liquidation amount (or number of Preferred Securities) as provided in
         Section 7.6(b).

                           (ii) Regulation S Global Certificate to Restricted Global Certificate. If the owner of a beneficial interest in the Regulation S Global Certificate wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Certificate, such transfer may be effected only in accordance with this Clause 8.2(ii) and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Registrar, of (A) a written order given by the Clearing Agency or its authorized representative directing that a beneficial interest in the Restricted Global Certificate in a specified Liquidation Amount (or number of Preferred Securities) be credited to a specified participant's account and that a beneficial interest in the Regulation S Global Certificate in an equal liquidation amount (or number of Preferred Securities) be debited from another specified participant's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the owner of such beneficial interest in the Regulation S Global certificate or his attorney duly authorized in writing, then the Property Trustee, as Registrar, shall reduce the liquidation amount (or number of Preferred Securities) of the Regulation S Global Certificate and increase the liquidation amount of (or number of Preferred Securities represented by) the Restricted Global Certificate by such specified liquidation amount (or number of securities) as provided in Section 7.6(b).

                           (iii) Restricted Non-Global Certificate to
         Restricted Global Certificate or Regulation S Global Certificate. If the Holder of a Restricted Security (other than a Global Certificate) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Certificate or the Regulation S Global Certificate, such transfer may be effected only in accordance with the provisions of this Clause 8.2 (iii) and Clause 8.2
         (vi) below and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Registrar, of (A) such Restricted Security as provided in Section 7.6 and written instructions satisfactory to the Property Trustee directing that a beneficial interest in the Restricted Global Certificate or Regulation S Global Certificate in a specified liquidation amount (or number of Preferred Securities) not greater than the amount of such Preferred Security be credited to a specified participant's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Certificate, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Certificate, in either case satisfactory to the Property Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Property Trustee, as Registrar but subject to Clause 8.2 (vi) below, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 7.6(b) and increase the liquidation amount of (or number of Preferred Securities represented by) the Restricted Global Certificate or the Regulation S Global Certificate, as the case may be, by the specified liquidation amount (or number of securities) as provided in
         Section 7.6(b).

                           (iv) Regulation S Non-Global Certificate to
         Restricted Global Certificate or Regulation S Global Certificate. If the Holder of a Regulation S Preferred Security (other than a Global Certificate) wishes at any time to transfer all or any portion of such Regulation S Preferred Security to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Certificate or the Regulation S Global Certificate, such transfer may be effected only in accordance with this Clause 8.2(iv) and Clause 8.2(vi) below and subject to the Applicable Procedures. Upon receipt by the Property Trustee, as Registrar, of (A) such Regulation S Preferred Security and written instructions satisfactory to the Property Trustee directing that a beneficial interest in the Restricted Global Certificate or Regulation S Global Certificate in a specified liquidation amount (or number of Preferred Securities) not greater than the amount of such Preferred Security be credited to a specified participant's account and (B) if the transfer is to occur during the Restricted Period and the specified account to be credited with a beneficial interest in the Restricted Global Certificate, a Restricted Securities Certificate satisfactory to the Property Trustee and duly executed by such Holder or his attorney duly authorized in writing then the Property Trustee, as Registrar but subject to Clause 8.2(vi) below, shall cancel such Regulation S Preferred Security (and issue a new Regulation S Preferred Security in respect of any untransferred portion thereof) as provided in Section 7.6(b) and increase the liquidation amount of (or number of Preferred Securities represented by) the Restricted Global Certificate or the Regulation S Global Certificate, as the case may be, by the specified liquidation amount (or number of securities) as provided in Section 7.6(b).

                           (v)  Non-Global Certificate to Non-Global
         Certificate. A Preferred Security that is not a Global Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Certificate as provided in Section 7.6, provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Preferred Security and the transfer is to occur during the Restricted Period, then the Property Trustee shall have received
         (A) a Restricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Property Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Preferred Security (subject in every case to Section 8.2(b)).

                           (vi) Regulation S Global Certificate to be Held Through Euroclear or Cedal during Restricted Period. The Depositor shall use its best efforts to cause the Clearing Agency to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Certificate may be held only in or through accounts maintained at the Clearing Agency by Euroclear or Cedel (or by participants acting for the account thereof), and no Person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause 8.2(vi) shall not prohibit any transfer or exchange of such an interest in accordance with Clause 8.2(iii) or (iv) above.

                  (b) Securities Act Legends. Rule 144A Securities, Certificated Preferred Securities and their respective Successor Securities shall bear a Restricted Securities Legend as set forth in Section 7.8, and the Regulation S Preferred Securities and their Successor Securities shall bear a Regulation S Legend as set forth in Section 7.8, subject to the following:

                      (i) subject to the following Clauses of this Section 8.2(b), a Preferred Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Certificate or any portion thereof shall bear the Securities Act Legend borne by such Global Certificate while represented thereby;

                      (ii) subject to the following Clauses of this Section 8.2(b), a new Preferred Security which is not a Global Certificate and is issued in exchange for another Preferred Security (including, a Global Certificate) of any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Preferred Security, provided that, if such new Preferred Security is required pursuant to Section 8.2(a)(v) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Preferred Security is so required to be issued in the form of a Regulation S Preferred Security, it shall bear a Regulation S Legend;

                      (iii) Any Preferred Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their Successor Securities shall not bear a Securities Act Legend; the Depositor shall inform the Property Trustee in writing of the effective date of any such registration statement registering the Preferred Securities under the Securities Act and shall notify the Property Trustee at any time when prospectuses may not be delivered with respect to Preferred Securities to be sold pursuant to such registration statement. The Property Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

                      (iv) at any time after the Preferred Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Preferred Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Preferred Security (other than a

         Global Certificate) or any portion thereof which bears such a legend if the Property Trustee has received an Unrestricted Securities Certificate, satisfactory to the Property Trustee and duly executed by the Holder of such legended Preferred Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee shall authenticate and deliver such a new Preferred Security in exchange for or in lieu of such other Preferred Security as provided in this
         Article 8;

                      (v) a new Preferred Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Preferred Security (other than a Global Certificate) or any portion thereof which bears such a legend if, in the Depositor's judgment, placing such a legend upon such new Preferred Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee, at the written direction of the Depositor, shall authenticate and deliver such a new Preferred Security as provided in this Article 8; and

                      (vi) notwithstanding the foregoing provisions of this
         Section 8.2(b), a Successor Security of a Preferred Securities that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Depositor has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case an Administrative Trustee shall execute on behalf of the Trust by manual or facsimile signature, and the Property Trustee, at the written direction of the Depositor, shall authenticate and deliver a new Preferred Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article 8.

SECTION 8.3           Mutilated, Destroyed, Lost or Stolen Certificates;
                      Replacement Securities.

                  If the holder of a Trust Security claims that the Certificate representing such Trust Security has been lost, destroyed or wrongfully taken or if such Certificate is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Certificate if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Depositor or any authenticating agent from any loss which any of them may suffer if a Certificate is replaced. The Company may charge for its expenses in replacing a Certificate.

                  In case any such mutilated, destroyed, lost or stolen Trust Security has become or is about to become due and payable, the Depositor in its discretion may, instead of issuing a new Certificate, pay such Trust Security.

                  Every replacement Certificate is an additional obligation of the Trust.

SECTION 8.4           Cancellation of Preferred Security Certificates.

                  The Trust at any time may deliver Preferred Security Certificates to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Trust directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.


                                   ARTICLE IX

                           LIMITATION OF LIABILITY OF
                HOLDERS OF TRUST SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1       Liability.

              (a) Except as expressly set forth in this Trust Agreement, the Securities Guarantees and the terms of the Trust Securities, the Depositor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder of Trust Securities any deficit upon dissolution of the Trust or otherwise.

              (b) The Depositor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Trust Securities) to the extent not satisfied out of the Trust's assets.

               (c) Pursuant to ss. 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 9.2              Exculpation.

               (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust Agreement or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

               (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

SECTION 9.3              Fiduciary Duty.

               (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.



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



               (b) Unless otherwise expressly provided herein:

                   (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person or

                   (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

               (c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision:

                   (i)  in its "discretion" or under a grant of similar
          authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                   (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.

SECTION 9.4        Indemnification.

               (a) (i) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Company shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities of the Trust.

                  (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Company if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees,
         (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) by the Holders of the Common Securities of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Holders of the Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or the Holders of the Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders of the Common or Preferred Securities.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Company or Holders of the Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this
         Section 9.4(a) shall be deemed to be provided by a contract between the Company and each Company Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Company or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

                  (viii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Depositor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each



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



Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Trust Agreement.

SECTION 9.5         Outside Businesses.

               Any Covered Person, the Depositor, the Delaware Trustee and its Affiliates and the Property Trustee and its Affiliates may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Depositor, the Delaware Trustee, its Affiliates, or the Property Trustee or its Affiliates shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Depositor, the Delaware Trustee, its Affiliates and the Property Trustee and its Affiliates shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee, its Affiliates and the Property Trustee and its Affiliates may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

                                   ARTICLE X

                                   ACCOUNTING

SECTION 10.1          Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall commence on October 1st and end on September 30th, unless changed by the requisite vote of the Administrative Trustees.

SECTION 10.2          Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Administrative Trustees.

                  (b) The Administrative Trustees shall cause to be prepared and delivered to each of the Holders of Trust Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                  (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by the Code, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 10.3          Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Convertible Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

SECTION 10.4         Withholding.

                  The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XI

                            AMENDMENTS AND MEETINGS

SECTION 11.1      Amendments.

              (a) Except as otherwise provided in this Trust Agreement or by any applicable terms of the Trust Securities, this Trust Agreement may only be amended by a written instrument approved and executed by:

                  (i)   the majority of the Administrative Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.



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

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Depositor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Trust Securities);

                           (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                                 (A) an Officers' Certificate from each of the
                  Trust and the Depositor that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Trust Securities); and

                                 (B) an opinion of counsel (who may be counsel
                  to the Depositor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Trust Agreement (including the terms of the Trust Securities); and

                           (iii) to the extent the result of such amendment would be to:

                                 (A) cause the Trust to fail to continue to be
                  classified for purposes of United States federal income taxation as a grantor trust;

                                 (B) reduce or otherwise adversely affect the
                  powers of the Property Trustee in contravention of the Trust Indenture Act; or

                                 (C) cause the Trust to be deemed to be an
                  Investment Company that is required to be registered under the Investment Company Act.

                  (c) So long as any Trust Securities remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Trust Securities may be effected only with such additional requirements as may be set forth in the terms of such Trust Securities.

                  (d) Section 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

                  (e) Article IV and the rights of the holders of the Common Securities under Article V to increase or



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



decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities.

                  (f) Notwithstanding Section 11.1(c), this Trust Agreement may be amended without the consent of the Holders of the Trust Securities to:

                      (i)   cure any ambiguity;

                      (ii) correct or supplement any provision in this Trust Agreement that may be defective or inconsistent with any other provision of this Trust Agreement;

                      (iii) add to the covenants, restrictions or obligations of the Depositor; and

                      (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 11.2 Meetings of the Holders of Trust Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Trust Agreement, the terms of the Trust Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrative Trustees one or more calls in a writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:



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



                           (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Trust Agreement or the rules of any stock exchange or over-the-counter market on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                           (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Trust Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Trust Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders of a Delaware corporation;

                           (iii) each meeting of the Holders of the Trust Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                           (iv) unless the Business Trust Act, this Trust Agreement, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading provide otherwise, the Administrative



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



         Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.



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



                                  ARTICLE XII

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE

SECTION 12.1        Representations and Warranties of Property Trustee.

               The Issuer Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Depositor at the date of this Trust Agreement, and each Successor Property Trustee represents and warrants to the Trust and the Depositor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

               (a) The Property Trustee is a National banking association with trust powers, duly organized and validly existing under the laws of the United States of America, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Trust Agreement.

               (b) The execution, delivery and performance by the Property Trustee of the Trust Agreement has been duly authorized by all necessary corporate action on the part of the Property Trustee; and the Trust Agreement has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (c) The execution, delivery and performance of the Trust Agreement by the Property Trustee does not conflict with or constitute a breach of the articles of association or By-laws of the Property Trustee.

               (d) At the Closing Date, the Property Trustee has not knowingly created any liens or encumbrances on such Convertible Debentures.

               (e) No consent, approval or authorization of, or registration with or notice to any federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Trust Agreement.



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



SECTION 12.2          Representations and Warranties of Delaware Trustee.

               The Issuer Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Depositor at the date of this Trust Agreement and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Depositor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Trust Agreement.

                  (b) The execution, delivery and performance by the Delaware Trustee of the Trust Agreement has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Trust Agreement has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Trust Agreement by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

                  (d) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Trust Agreement.

                  (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                  (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and the Trust Agreement.



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


                                  ARTICLE XIII

                                   CONVERSION

SECTION 13.1       Conversion Rights.

               The holders of Trust Securities shall have the right at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the date of repayment of such Trust Securities, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Company Common Stock of the Company in the manner described herein on and subject to the following terms and conditions:

               The Trust Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Company Common Stock of the Company pursuant to the Holder's direction to the Conversion Agent to exchange such Trust Securities for a portion of the Convertible Debentures theretofore held by the Trust on the basis of one Trust Security per $25 principal amount of Convertible Debentures, and immediately convert such amount of Convertible Debentures into fully paid and nonassessable shares of Company Common Stock of the Company at an initial conversion rate of 0.4545 shares of Company Common Stock of the Company per $25 principal amount of Convertible Debentures (which is equivalent to a conversion price of $55.00 per share of Company Common Stock of the Company, subject to certain adjustments set forth in this Article Thirteen (as so adjusted, the "Conversion Price")).

SECTION 13.2       Conversion Procedures.

               (a) In order to convert Trust Securities into Company Common Stock, the Holder shall submit to the Conversion Agent an irrevocable request to convert Trust Securities on behalf of such Holder (the "Conversion Request"), together, if the Trust Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Company Common Stock of the Company should be issued and (ii) direct the Conversion Agent (A) to exchange such Trust Securities for a portion of the Convertible Debentures held by the Trust (at the rate of exchange specified in Section 13.1) and (B) to immediately convert such Convertible Debentures on behalf of such Holder, into Company Common Stock of the Company (at the conversion rate specified in Section 13.1).

               (b) The Conversion Agent shall notify the Trust of the Holder's election to exchange Trust Securities for a portion of the Convertible Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Convertible Debentures for exchange in accordance with this



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

Article Thirteen. The Conversion Agent shall thereupon notify the Company of the Holder's election to convert such Convertible Debentures into shares of Company Common Stock of the Company. Accrued Distributions will not be paid on Preferred Trust Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Preferred Securities except that if any Preferred Security is converted (i) on or after a record date for payment of Distributions thereon, the Distributions payable on the related payment date with respect to such Preferred Security shall be distributed to the Holder on such record date, despite such conversion, and (ii) during an Extension Period and after the Property Trustee mails a Redemption Distribution Notice with respect to the Preferred Securities that are converted, accrued and unpaid Distributions through the date of conversion on such Preferred Securities called for redemption shall be distributed to the Holder who converts such Preferred Securities, which Distribution shall be made on the redemption date fixed for redemption. Except as provided above, neither the Trust nor the Company will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Trust Securities (including any Additional Interest, Compounded Interest or Liquidated Damages, if any) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Company Common Stock of the Company issued upon such conversion. The Company shall make no payment or allowance for distributions on the shares of Company Common Stock of the Company issued upon such conversion, except to the extent that such shares of Company Common Stock of the Company are held of record on the record date for any such distributions and except as provided in Section 1309 of the Indenture. Trust Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (New York City time) on the day on which a Conversion Request relating to such Trust Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Company Common Stock of the Company issuable upon conversion of the Convertible Debentures shall be treated for all purposes as the record holder or holders of such Company Common Stock of the Company at such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Company Common Stock of the Company issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.



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



                  (c) Each Holder of a Security by his acceptance thereof appoints Chase Bank of Texas, National Association (the "Conversion Agent") for the purpose of effecting the conversion of Trust Securities in accordance with this Article Thirteen. In effecting the conversion and transactions described in this Article Thirteen, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Trust Securities from time to time for Convertible Debentures held by the Trust in connection with the conversion of such Trust Securities in accordance with this Article Thirteen and (ii) to convert all or a portion of the Convertible Debentures into Company Common Stock of the Company and thereupon to deliver such shares of Company Common Stock of the Company in accordance with the provisions of this Article Thirteen and to deliver to the Trust a new Debenture or Convertible Debentures for any resulting unconverted principal amount.

                  (d) No fractional shares of Company Common Stock of the Company will be issued as a result of conversion, but in lieu thereof such fractional interest will be in cash (based on the last reported sale price of the Company Common Stock of the Company on the Conversion Date) by the Company to the Trust, which in turn will make such payment to the Holder or Holders of Trust Securities so converted.

                  (e) The Company shall at all times reserve and keep available out of its authorized and unissued Company Common Stock, solely for issuance upon the conversion of the Convertible Debentures, free from any preemptive or other similar rights, such number of shares of Company Common Stock of the Company as shall from time to time be issuable upon the conversion of all the Convertible Debentures then outstanding. Notwithstanding the foregoing, the Company shall be entitled to deliver upon conversion of Convertible Debentures, shares of Company Common Stock of the Company reacquired and held in the treasury of the Company (in lieu of the issuance of authorized and unissued shares of Company Common Stock of the Company), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Company Common Stock issued upon conversion of the Convertible Debentures shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Company Common Stock received upon conversion of the Convertible Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Company and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Company Common Stock (and all requirements to list the Company Common Stock issuable upon conversion of Convertible Debentures that are at the time applicable), in order to enable the Company to lawfully issue Company Common Stock to the Trust upon conversion of the Convertible Debentures and the Trust to lawfully deliver the Company Common Stock to each Holder upon conversion of the Trust Securities.

                  (f) The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Company Common Stock on conversion of Convertible Debentures and the delivery of the shares of Company Common Stock by the Trust upon conversion of the Trust Securities. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Company Common Stock in a name other than that in which the Trust Securities so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

                  (g) Nothing in the preceding Article Thirteen shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in Annex I to the Trust Agreement or this agreement or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

SECTION 13.3          Conversion Price Adjustments.

                  The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

                  (a) In case the Company shall, while any of the Trust Securities are outstanding, (i) pay a dividend or make a distribution with respect to its Company Common Stock in shares of Company Common Stock, (ii) subdivide its outstanding shares of Company Common Stock, (iii) combine its outstanding shares of Company Common Stock into a smaller number of shares or
(iv) issue by reclassification of its shares of Company Common Stock any shares of capital stock of the Company, the conversion price in effect immediately prior to such action shall be adjusted so that the Holder of any Trust Securities thereafter surrendered for conversion shall be entitled to receive the number of shares of capital stock of the Company which he would have owned immediately following such action had such Trust Securities been converted immediately prior thereto. An adjustment made pursuant to this Section 13.3(a) shall become effective immediately after the record date in the case of a dividend or other distribution and shall become



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



effective immediately after the effective date in case of a subdivision, combination or reclassification (or immediately after the record date if a record date shall have been established for such event). If, as a result of an adjustment made pursuant to this Section 13.3(a), the Holder of any Trust Securities thereafter surrendered for conversion shall become entitled to receive shares of two or more classes or series of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a Board Resolution filed with the Trustee) shall determine the allocation of the adjusted conversion price between or among shares of such classes or series of capital stock.

                  (b) In case the Company shall, while any of the Trust Securities are outstanding, issue rights or warrants to all holders of its Company Common Stock entitling them (for a period expiring within 45 days after the record date mentioned in this Section 13.3(b)) to subscribe for or purchase shares of Company Common Stock at a price per share less than the current market price per share of Company Common Stock (as determined pursuant to Section 13.3(f) below) on such record date, the conversion price for the Trust Securities shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Company Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price, and of which the denominator shall be the number of shares of Company Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Company Common Stock offered for subscription or purchase. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. For the purposes of this subsection, the number of shares of Company Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Company Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subsection in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.



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


                  (c) Subject to the last sentence of this Section 13.3(c), in case the Company shall, by dividend or otherwise, distribute to all holders of its Company Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 13.3(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 13.3(a)), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this Section 13.3(c) by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 13.3(f)) of the Company Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Company Common Stock and the denominator shall be such current market price per share of the Company Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 13.3(c) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Company Common Stock (determined as provided in Section 13.3(f)). For purposes of this Section 13.3(c), any dividend or distribution that includes shares of Company Common Stock or rights or warrants to subscribe for or purchase shares of Company Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Company Common Stock or such rights or warrants (making any conversion price reduction required by this Section 13.3(c)) immediately followed by (2) a dividend or distribution of such shares of Company Common Stock or such rights or warrants (making any further conversion price reduction required by Section 13.3(a) or 13.3(b)), except (A) the Reference Date of such dividend or distribution as defined in this Section 13.3(c) shall be substituted as (a) "the record date in the case of a dividend or other distribution," and (b) "the record date for the determination of stockholders entitled to receive such rights or warrants" and (c) "the date fixed for such



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



determination" within the meaning of Sections 13.3(a) and 13.3(b) and (B) any shares of Company Common Stock included in such dividend or distribution shall not be deemed outstanding for purposes of computing any adjustment of the conversion price in Section 13.3(a).

                  (d) In case the Company shall pay or make a dividend or other distribution on its Company Common Stock exclusively in cash (excluding all regular cash dividends, if the annualized amount thereof per share of Company Common Stock does not exceed 20% of the current market price per share determined as provided in Section 13.3(f) of the Company Common Stock on the Trading Day immediately preceding the date of declaration of such dividend), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this
Section 13.3(d) by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 13.3(f)) of the Company Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Company Common Stock and the denominator shall be such current market price per share of the Company Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided, however, that in the event the portion of the cash so distributed applicable to one share of Company Common Stock is equal to or greater than the current market price per share (as defined in Section 13.3(f)) of the Company Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Trust Securities shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each share of the Trust Securities immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

                  (e) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Company's Company Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Company Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in Section 13.3(f)) of the Company Common Stock on the Trading Day next succeeding the Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this Section 13.3(e) by a fraction of which the numerator shall be the number of shares of Company Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in Section 13.3(f)) of the Company Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Company Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in Section 13.3(f)) of the Company Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                  (f) For the purpose of any computation under Section 13.3(b), 13.3(c), 13.3(d) or 13.3(e), the current market price per share of Company Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if another event occurs that would require an adjustment pursuant to Section 13.3(a) through (e), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 13.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Company Common Stock trades regular way on the New York Stock Exchange or on such successor securities exchange as the Company Common Stock may be listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (ii) when used with respect to any tender or exchange offer, means the first date on which the Company Common Stock trades regular way on such securities exchange or in such market after the Expiration Time of such offer.

                  (g) The Company may make such reductions in the conversion price, in addition to those required by Sections 13.3(a) through (e), as it considers to be advisable to avoid or diminish any income tax to holders of Company Common Stock or rights to purchase Company Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least 20 days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall be conclusive. Whenever the conversion price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Convertible Debentures a notice of the reduction at least 15 days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

                  (h) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this Section 13.3(h) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

                  (i) If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Trust Securities.

SECTION 13.4          Fundamental Change.

                  (a) In the event that the Company is party to any transaction (including, without limitation, a merger other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Company Common Stock), consolidation, sale of all or substantially all of the assets of the Company, recapitalization or reclassification of Company Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination of Company Common Stock) or any compulsory share exchange (each of the foregoing being referred to as a "Transaction"), in each case, as a result of which shares of Company Common Stock shall be converted into the right to receive, or shall be exchanged for, (i) in the case of any Transaction other than a Transaction involving a Common Stock Fundamental Change (and subject to funds being legally available for such purpose under applicable law at the time of such conversion), securities, cash or other property, each Preferred Security shall thereafter be convertible into the kind and, in the case of a Transaction which does not involve a Fundamental Change, amount of securities, cash and other property receivable upon the consummation of such Transaction by a holder of that number of shares of Company Common Stock into which a Preferred Security was convertible immediately prior to such Transaction, or (ii) in the case of a Transaction involving a Common Stock Fundamental Change, common stock, each Preferred Security shall thereafter be convertible (in the manner described therein) into common stock of the kind received by holders of Company Common Stock (but in each case after giving effect to any adjustment discussed below relating to a Fundamental Change if such Transaction constitutes a Fundamental Change). The holders of Preferred Securities will have no voting rights with respect to any Transaction.

                  (b) If any Fundamental Change occurs, then the conversion price in effect will be adjusted immediately after such Fundamental Change as described below. In addition, in the event of a Common Stock Fundamental Change, each Preferred Security shall be convertible solely into common stock of the kind received by holders of Company Common Stock as a result of such Common Stock Fundamental Change.

                  (c) The conversion price in the case of any Transaction involving a Fundamental Change will be adjusted immediately after such Fundamental Change:

                      (i) in the case of a Non-Stock Fundamental Change, the conversion price of the Preferred Securities will thereupon become the lower of (A) the conversion price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to the preceding paragraphs, and (B) the greater of the Applicable Price or the then applicable Reference Market Price plus any then-accrued and unpaid distributions on one Preferred Security; and

                      (ii) in the case of a Common Stock Fundamental Change,
                  the conversion price of the Preferred Securities in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to the preceding paragraphs, will thereupon be adjusted by multiplying such conversion price by a fraction of which the numerator will be the Purchaser Stock Price and the denominator will be the Applicable Price; provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Company Common Stock is common stock of the successor, acquirer, or other third party (and cash, if any, is paid only with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all Company Common Stock will be have been exchanged for, converted into, or acquired for common stock (and cash with respect to fractional interests) of the successor, acquirer, or other third party, the conversion price of the Preferred Securities in effect immediately prior to such Common Stock Fundamental Change will thereupon be adjusted by multiplying such conversion price by a fraction of which the numerator will be one and the denominator will be the number of shares of common stock of the successor, acquirer, or other third party received by a holder of one share of Company Common Stock as a result of such Common Stock Fundamental Change.

                  The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Thirteen. The above provisions shall similarly apply to successive transactions of the foregoing type.

SECTION 13.5             Notice of Adjustments of Conversion Price.

                  Whenever the conversion price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Convertible Debentures; and

                  (b) a notice stating the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Convertible Debentures at their last addresses as they appear upon the stock transfer books of the Company and the Trust.

SECTION 13.6          Prior Notice of Certain Events.


                  In case:

                  (a) the Company shall (i) declare any dividend (or any other distribution) on its Company Common Stock, other than (A) a dividend payable in shares of Company Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 13.3(c) or 13.3(d), or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.3(e);

                  (b) the Company shall authorize the granting to all holders of Company Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

of any reclassification of Company Common Stock (other than a subdivision or combination of the outstanding Company Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Company Common Stock is converted into other securities, cash or other property; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (1) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they shall appear upon the stock transfer books the Trust or (2) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Company Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Company Common Stock of record shall be entitled to exchange their shares of Company Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

SECTION 13.7          Certain Defined Terms.

                  The following definitions shall apply to terms used in this Article Thirteen:

                  (a) "Closing Price" of any Company Common Stock on any day shall mean the reported last sale price on such day or in case no sale takes place on such day, the average of the reported closing bid and asked prices in each case on the NYSE Consolidated Transactions Tape or, if the stock is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any NYSE member firm, selected by the Debenture Trustee for that purpose.

                  (b) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

SECTION 13.8          Certain Additional Rights.

                  In case the Company shall, by dividend or otherwise, declare or make a distribution on its Company Common Stock referred to in Section 13.3(c) or 13.3(d) (including, without limitation, dividends or distributions referred to in the last sentence of Section 13.3(c)), the Holder of the Trust Securities, upon the conversion thereof subsequent to 5:00 p.m. (New York City time) on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Company Common Stock into which the Trust Securities are converted, the portion of the shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Company Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Trust Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Company Common Stock which the Holder of Trust Securities so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided, that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Company Common Stock is then traded and (ii) requires payment or delivery of such shares of Company Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Company Common Stock receiving such distribution.

SECTION 13.9          Restrictions on Company Common Stock Issuable Upon
                      Conversion.

                  (a) Shares of Company Common Stock to be issued upon conversion of a Trust Security in respect of Restricted Preferred Securities shall bear such restrictive legends as the Company may provide in accordance with applicable law.

                  (b) If shares of Company Common Stock to be issued upon conversion of a Trust Security in respect of Restricted Preferred Securities are to be registered in a name other than that of the Holder of such Preferred Security, then the Person in whose name such shares of Company Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Company Common Stock issued upon conversion of any such Trust Security in respect of such Preferred Securities not so accompanied by a properly completed certificate.

SECTION 13.10 Trustee Not Responsible for Determining Conversion Price or Adjustments.

                  Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Trust Security to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind of account) of any shares of Company Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Trust Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Company Common Stock or stock certificates or other securities or property upon the surrender of any Trust Security for the purpose of conversion, or, except as expressly herein provided, to comply with any of the covenants of the Company contained in this Article Thirteen.


                                  ARTICLE XIV

                                 MISCELLANEOUS

SECTION 14.1           Notices.

                  All notices provided for in this Trust Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Administrative Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Trust Securities):

                      c/o Central Parking Corporation
                      2401 21st Avenue South
                      Suite 200
                      Nashville, Tennessee
                      Tel:     (615) 297 4255
                      Fax: (615) 297 6240
                      Attention: Andrew M. Paalborg

                  (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Trust Securities):

                      Chase Bank of Texas, National Association
                      2200 Ross Avenue
                      Suite 500
                      Dallas, Texas 75201
                      Tel: (214) 965 3510
                      Fax: (214) 965 3577
                      Attention:  Gary Jones

                  (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Trust Securities):

                      Chase Manhattan Bank Delaware
                      1201 Market Street
                      Wilmington, Delaware 19801
                      Tel:  (302) 428 3372
                      Fax:  (302) 984 4903
                      Attention:  Dennis Kelly

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Depositor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                      c/o Central Parking Corporation
                      2401 21st Avenue South
                      Suite 200
                      Nashville, Tennessee
                      Tel: (615) 297 4255
                      Fax: (615) 297 6240
                      Attention: Andrew M. Paalborg

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2   Governing Law.

         This Trust Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3   Intention of the Parties.

         It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Trust Agreement shall be interpreted to further this intention of the parties.

SECTION 14.4   Headings.

         Headings contained in this Trust Agreement are inserted for convenience of reference only and do not affect the interpretation of this Trust Agreement or any provision hereof.

SECTION 14.5   Successors and Assigns

         Whenever in this Trust Agreement any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Trust Agreement by the Depositor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6   Partial Enforceability.

         If any provision of this Trust Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Trust Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7   Counterparts.

         This Trust Agreement may contain more than one counterpart of the signature page and this Trust Agreement may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                   ARTICLE XV

                              REGISTRATION RIGHTS

SECTION 15.1   Registration Rights.

         The Holders of the Preferred Securities, the Convertible Debentures and the Guarantee and the shares of Company Common Stock of the Depositor issuable upon conversion of the Convertible Debentures and/or the Preferred Securities are entitled to the benefits of the Registration Rights Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the date first above written.


                                         --------------------------------
                                         Monroe J. Carell, Jr., as Issuer
                                         Trustee



                                         --------------------------------
                                         James H. Bond, as Issuer Trustee


                                         --------------------------------
                                         Andrew M. Paalborg, as Issuer
                                         Trustee

                                        Chase Manhattan Bank Delaware,
                                        Delaware Trustee


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        Chase Bank of Texas, National
                                        Association, Property Trustee


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        Central Parking Corporation,
                                        Depositor


                                        By:
                                           -----------------------------------
                                        Name:  Monroe J. Carell, Jr.
                                        Title: Chairman of the Board
                                               and Chief Executive
                                               Officer

                                    ANNEX I

                           TERMS OF TRUST SECURITIES

                                                                         ANNEX I

                                    TERMS OF
              5 1/4% CONVERTIBLE TRUST ISSUED PREFERRED SECURITIES
                      5 1/4% CONVERTIBLE COMMON SECURITIES



                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of March 18, 1998 (as amended from time to time, the "Trust Agreement"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Trust Agreement):

1.       Designation and Number.

         (a) "Preferred Securities": 4,000,000 5 1/4% ConvertibLE Trust Issued Preferred Securities of the Trust with a liquidation amount of $25 per Preferred Security, plus up to an additional 400,000
                  Preferred Securities of the Trust with a liquidation amount of $25 per Preferred Security, solely to cover over-allotments, if any, as provided for in the Purchase Agreement (the "Additional Preferred Securities"), are hereby designated for the purposes of identification only as "5 1/4% Convertible Trust Issued Preferred Securities (liquidation amount of $25 per Preferred Security)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.

         (b) "Common Securities": 123,711 Common Securities of the Trust with a liquidation amount of $25 per Common Security, plus up to an additional 12,371

                  Common Securities of the Trust with a liquidation amount of $25 per Common Security to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities, if any, are hereby designated for the purposes of identification only as "5 1/4% Convertible Common Securities (liquidation amount of $25 per Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Trust Agreement, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

         (a) Distributions payable on each Trust Security will be fixed at a rate per annum of 5 1/4% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Convertible Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate
                  (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest, Compounded Interest and Liquidated Damages (all as defined in the Trust Agreement), if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

         (b) Except as otherwise described below, Distributions on the Trust Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Convertible Debentures: January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 1998, when, as and if available for payment by the Property Trustee. Provided that no Event of Default has occurred and is continuing, the Company has the right at any time during the term of the Convertible Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") for each such period; provided, that no Extension Period may extend beyond the maturity date of the Convertible Debentures. As a consequence of such extension, quarterly Distributions on the Trust Securities would be deferred (though such Distributions would continue to accrue with interest since interest would continue to accrue on the Convertible Debentures) during any such extended interest payment period. In the event that the Company exercises this right, then, during such period the Company has agreed, among other things, (a) not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Company Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Company Common Stock, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged) or make any guarantee payments with respect to the foregoing, (b) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the

                  Convertible Debentures and (c) not to make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Trust Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the March 15, June 15, September 15 and December 15 prior to the next succeeding payment dates, except as otherwise described in this Annex I to the Trust Agreement. Subject to any applicable laws and regulations and the provisions of the Trust Agreement, each such payment in respect of the Preferred Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance - The Depository Trust Company" in the Offering Memorandum. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date as a result of the Company having failed to make a payment under the Convertible Debentures, will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If Distributions are deferred, the deferred Distributions and accrued interest thereon shall be paid to the holders of record of Trust Securities as they appear on the books and records of the Trust on


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                  the record date next following the termination of such
                  deferral period. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event of an election by the Holder to convert its Trust Securities through the Conversion Agent into Company Common Stock of the Company pursuant to the terms of the Trust Securities as set forth in this Annex I to the Trust Agreement, accrued Distributions will not be paid on Preferred Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Preferred Securities except that if any Preferred Security is converted on or after a record date for payment of Distributions thereon, the Distributions payable on the related payment date with respect to such Preferred Security shall be distributed to the Holder on such record date, despite such conversion.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in paragraph 9) among the Holders of the Trust Securities.

3.       Liquidation Distribution Upon Dissolution.

                  In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (each a "Liquidation"), the then Holders of the Trust Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Trust Securities after satisfaction of liabilities of creditors, Distributions in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to


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



the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Convertible Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Trust Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Trust Securities, shall be distributed on a Pro Rata basis to the Holders of the Trust Securities.

                  If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Trust Securities shall be paid on a Pro Rata basis in accordance with paragraph 9 below.

4.       Redemption and Distribution.

         (a) Upon the repayment of the Convertible Debentures, in whole or in part, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), the proceeds from such repayment or payment shall be simultaneously applied to redeem Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Convertible Debentures so repaid or redeemed at a redemption price equal to the redemption price of such repaid or redeemed Convertible Debentures, together with accrued and unpaid Distributions thereon through the date fixed for redemption, payable in cash (the "Redemption Price").

         (b) If fewer than all the outstanding Trust Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in paragraph 4(f)(ii) below.

         (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below and each a "Special Event") shall occur and be continuing, the Administrative Trustees shall, unless the Convertible Debentures are redeemed in the limited circumstances in relation to a Tax Event described in the following paragraph of this paragraph 4(c), dissolve the Trust and, after satisfaction of creditors of the Trust, if any, cause Convertible


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



                  Debentures held by the Property Trustee (w) having an aggregate principal amount equal to the aggregate stated liquidation amount of, (x) an interest rate identical to the Coupon Rate of, (y) accrued and unpaid interest on, and (z) the same record dates for payment as, the Trust Securities, to be distributed to the Holders of the Trust Securities in liquidation of such Holders' interest in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of a Tax Event, such dissolution and distribution shall be conditioned on the Property Trustee's receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Convertible Debentures, and provided, further, that if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that in the sole judgment of the Company has, or will cause, no adverse effect on the Trust, the Company or the Holders of the Trust Securities and will involve no material cost ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

                                    If in the event of a Tax Event, (i) after
                  receipt of a Tax Event Opinion (as defined below) by the Trust, the Property Trustee has received an opinion (a "Redemption Tax Opinion") of a nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Company would be precluded from deducting the interest on the Convertible Debentures for United States federal income tax purposes even if the Convertible Debentures were distributed to the Holders of Trust Securities in liquidation of such Holders' interest in the Trust as described in this paragraph 4(c), or (ii) after


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                  receipt of a Tax Event Opinion, the Administrative Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Company shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Convertible Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Tax Event, and promptly following such redemption, the Trust Securities shall be redeemed at the Redemption Price on a Pro Rata basis at $25 per Trust Security plus accrued and unpaid distributions; provided, however, that if at the time there is available to the Company or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action that has no adverse effect on the Trust, the Holders of Trust Securities or the Company, the Trust or the Company will pursue such Ministerial Action in lieu of redemption.

                                    "Tax Event" means that the Property Trustee
                  shall have received an opinion of a nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of
                  (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case after the date of the Offering Memorandum (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof,


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



                  subject to United States federal income tax with respect to interest accrued or received on the Convertible Debentures,
                  (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by the Company to the Trust on the Convertible Debentures is not, or within 90 days of the date thereof will not be, deductible by the Company for United States federal income tax purposes. Notwithstanding anything in the previous sentence to the contrary, a Tax Event shall not include any Change in Tax Law that requires the Company for United States federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Convertible Debentures until the interest payment related to such OID is paid by the Company in money; provided, that such Change in Tax Law does not create more than an insubstantial risk that the Company will be prevented from taking a deduction for OID accruing with respect to the Convertible Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Company in money.

                                    "Investment Company Event" means that the
                  Property Trustee shall have received an opinion of a nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") that, as a result of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Offering Memorandum.

                                    On the date fixed for any distribution of
                  Convertible Debentures, upon dissolution of the Trust: (i) the Trust Securities will no longer be deemed to be outstanding,
                  (ii) the Depositary or its nominee, as the record holder of such Trust

                  Securities, will receive a registered global certificate or certificates representing the Convertible Debentures to be delivered upon such distribution and (iii) certificates representing Trust Securities not held by Depositary or its nominee will be deemed to represent beneficial interests in Convertible Debentures having an aggregate principal amount equal to the stated liquidation amount, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions, on such Trust Securities until such certificates are presented to the Company or its agent for transfer or reissuance.

         (d) The Trust may not redeem fewer than all the outstanding Trust Securities unless all accrued and unpaid Distributions have been paid in cash on all Trust Securities for all quarterly Distribution periods terminating on or before the date fixed for redemption.

         (e) If the Convertible Debentures are distributed to the Holders of the Trust Securities, pursuant to the terms of the Indenture, the Company will use its best efforts to have the Convertible Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Trust Securities were listed immediately prior to the distribution of the Convertible Debentures.

         (f)      Redemption or Distribution Procedures.

                  (i) Notice of any redemption of, or notice of distribution of Convertible Debentures in exchange for, the Trust Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof, which, in the case of a redemption, will be the date fixed for redemption of the Convertible Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice


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



                             is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Trust Securities are to be redeemed, then the aggregate liquidation preference of such Trust Securities to be redeemed shall be allocated pro rata among the Preferred Securities and the Common Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the redemption date by the Property Trustee from the outstanding Preferred Securities not previously called for redemption, by lot or by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the liquidation preference of the Preferred Securities. The Property Trustee shall promptly notify the Conversion Agent in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the liquidation preference thereof to be redeemed.


f                                      I-11

                  (iii) If Trust Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice is irrevocable), then, provided that the Company has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Convertible Debentures, (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, the Trust will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of such Preferred Securities represented by the Global Certificates, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, the Trust will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Trust Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Trust Securities so called for redemption will cease, except (i) the right of the Holders of such Trust Securities to receive the Redemption Price, but without interest thereon, and (ii) the right to convert such Trust Securities into Company Common Stock in the manner described herein through the close of business on the date fixed for redemption. Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been so called for redemption. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business

                             Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Trust or by the Company as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Trust Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                  (iv) In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at 5:00 p.m. (New York City time) on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed and (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

                  (v) Redemption/Distribution Notices shall be sent by the Administrative Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Trust Securities held in definitive form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

                  (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Company or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Conversion Rights.

         The Holders of Trust Securities shall have the right at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the date of repayment of such Trust Securities, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), at their option, to cause the Conversion Agent to convert Trust Securities, on behalf of the converting Holders, into shares of Company Common Stock of the Company in the manner described in, and subject to all of the terms and conditions of, Article Thirteen of the Trust Agreement.

6.       Voting Rights - Preferred Securities.

         (a) Except as provided under paragraph 6(b) and paragraph 8, in the Business Trust Act and as otherwise required by law and the Trust Agreement, the Holders of the Preferred Securities will have no voting rights. No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Convertible Debentures in accordance with the Trust Agreement and the terms of the Trust Securities.

         (b) Subject to the requirements set forth in this paragraph 6(b), the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee and direct the exercise of any trust or power conferred upon the Property Trustee under the Trust Agreement, including the right to direct the Property Trustee, as holder of the Convertible Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Convertible Debentures, (ii) waive any past default and its consequences that are waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Convertible Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of Convertible Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Convertible Debentures outstanding. The Property Trustee shall be under no obligation to revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph 6 unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Convertible Debentures. If the Property Trustee fails to enforce its rights under the Convertible Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may directly institute a legal proceeding against the Company to enforce the Property Trustee's rights under the Convertible Debentures without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Convertible Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the date fixed for redemption), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder (a "Direct Action") of the principal of or interest on Convertible Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Convertible Debentures. Except as provided in the preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Convertible Debentures. In connection with such Direct Action, the Company will be subrogated to the rights of such Holder of Preferred Securities under the Trust Agreement to the extent of any payment made by the Company to such Holder of Preferred Securities in such Direct Action.

         (c) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (d) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Company or any Affiliate of the Company shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

7.       Voting Rights - Common Securities.

         (a) Except as provided under paragraphs 7(b) and (c) and paragraph 8, in the Business Trust Act and as otherwise required by law and the Trust Agreement, the Holders of the Common Securities will have no voting rights. No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Convertible Debentures in accordance with the Trust Agreement and the terms of the Trust Securities.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Trust Agreement, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Trust Agreement and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the penultimate sentence of this paragraph 7(c), the Holders of a majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Trust Agreement, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee with respect to the Convertible Debentures, (ii) waive any past default and its consequences that are waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Convertible Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Convertible Debentures where such consent shall be required; provided that, where a consent or action under the -------- Indenture would require the consent or act of the Holders of a Super Majority in principal amount of

                  Convertible Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Convertible Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Indenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Common Securities under this paragraph 7(c) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Convertible Debentures. If the Property Trustee fails to enforce its rights under the Convertible Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may institute a legal proceeding directly against the Company or any other Person to enforce the Property Trustee's rights under the Convertible Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person.

         (d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

8.       Amendments to Trust Agreement and Indenture.

         (a) In addition to any requirements under Section 11.1 of the Trust Agreement, if any proposed amendment to the Trust Agreement provides for, or the Administrative Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section
                  3.10 of the Trust Agreement, then the Holders of Trust Securities as a class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Super Majority in liquidation amount of the Trust Securities affected thereby, voting together as a single class; provided, however, if any amendment or proposal referred to in clause
                  (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Super Majority in liquidation amount of such class of Trust Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Convertible Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Convertible Debentures, the Property Trustee shall request the written direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a majority in liquidation amount of the Trust Securities voting together as a single class;

                  provided, however, that where a consent under the Indenture would require a Super Majority in aggregate principal amount of the Convertible Debentures, the Property Trustee may only give such consent at the written direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Trust Securities; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.       Pro Rata.

                  A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding unless, in relation to a payment, an Event of Default under the Trust Agreement has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

10.      Ranking.

                  The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities, provided that, if on any distribution date or redemption date an Event of Default occurs and is continuing under the Indenture in respect of the Convertible Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.  Subordination

                  Payment of distributions on, and the amount payable upon redemption of, the Trust Securi ties, as applicable, shall be made pro rata based on the liquidation amount of the Trust Securities; provided, however, that, if on any distribution date or redemption date an Event of Default shall have occurred and be continuing, no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount of such amount in respect of all outstanding Preferred Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of, Preferred Securities then due and payable.

         In the case of any Event of Default, the holder of Common Securities will be deemed to have waived any such Event of Default until all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the holders of the Preferred Securities and not the holder of the Common Securities, and only the holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

12.      Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

13.      No Preemptive Rights.

                  The Holders of the Trust Securities shall have no preemptive rights to subscribe for any additional securities.

14.      Miscellaneous.

                  These terms constitute a part of the Trust Agreement.

                  The Company will provide a copy of the Trust Agreement, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Company at its principal place of business.

                                  EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                                                                     EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                               [FACE OF SECURITY]

         [Include if Preferred Security is in global form: THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS PREFERRED SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT.]

         [Include if Preferred Security is in global form and The Depository Trust Company is the Depositary: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         "THE SECURITIES EVIDENCED HEREBY AND THE COMMON STOCK ISSUABLE UPON THEIR CONVERSION AND THE CONVERTIBLE DEBENTURES THAT MAY BE ISSUED IN EXCHANGE THEREFOR HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A

         PERSON WHO THE TRANSFEROR AND ANY PERSON ACTING ON BEHALF OF SUCH TRANSFEROR REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION COMPLYING WITH RULE 144A UNDER THE SECURITIES ACT, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OR REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS."

         "THE PREFERRED SECURITIES, THE CONVERTIBLE DEBENTURES, THE SHARES OF COMPANY COMMON STOCK ISSUABLE UPON CONVERSION OF THE PREFERRED SECURITIES AND THE CONVERTIBLE DEBENTURES, AND THE GUARANTEE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE."


                                      A-1-2

Cert. No.:                                          No. of Preferred Securities:

                                                                CUSIP NO.

                              Preferred Securities
                                       of
                          Central Parking Finance Trust

                     5 1/4% Convertible Preferred Securities
           (liquidation amount $25 per Convertible Preferred Security)

                  Central Parking Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________________________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "5 1/4% Convertible Preferred Securities (liquidation amount $25 per Convertible Preferred Security)" (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 18, 1998, as the same may be amended from time to time, including the designation of the terms of the Preferred Securities as set forth in Annex I to the Trust Agreement (the "Trust Agreement"). Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Company will provide a copy of the Trust Agreement, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.


                                      A-1-3

                  By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Convertible Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Convertible Debentures.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Trust Agreement or be valid or obligatory for any purpose.


                                      A-1-4

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.

Dated:

                                                   Central Parking Finance Trust

                                                   By:
                                                      ------------------------
                                                        Name:
                                                        Title:


Attest:


-----------------------





                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Trust Agreement.

Dated:

                                                   Chase Bank of Texas, National
                                                   Association, as Property
                                                   Trustee

                                                   By:
                                                      ------------------------
                                                          Authorized Signatory


                                      A-1-5

                              [REVERSE OF SECURITY]

                  Distributions payable on each Preferred Security will be fixed at a rate per annum of 5 1/4% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Convertible Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest, Compounded Interest and Liquidated Damages, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

                  Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Convertible Debentures:
January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 1998, when, as and if available for payment by the Property Trustee. The Company has the right at any time during the term of the Convertible Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") for each such period; provided, that no Extension Period may extend beyond the maturity date of the Convertible Debentures. As a consequence of such extension, quarterly Distributions on the Preferred Securities would be deferred (though such Distributions would continue to accrue with interest since interest would continue to accrue on the Convertible Debentures) during any such extended interest payment period. In the event that the Company exercises this right, then, during such period the Company has agreed, among other things, (a) not to declare or pay dividends on, or make a distribution with respect to, or redeem or


                                      A-1-6
purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Company Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Company Common Stock, (ii) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged) or make any guarantee payments with respect to the foregoing, (b) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Convertible Debentures and (c) not to make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

                  Distributions on the Preferred Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the March 15, June 15, September 15 and December 15 prior to the next such succeeding payment date, except as otherwise described in the Trust Agreement.

                  The Preferred Securities shall be redeemable as provided in the Trust Agreement.

                  The Preferred Securities shall be convertible into shares of common stock of Central Parking Corporation ("Company Common Stock"), through
(i) the exchange of Preferred Securities for a portion of the Convertible Debentures and (ii) the immediate conversion of such


                                      A-1-7

Convertible Debentures into Company Common Stock, in the manner and according to the terms set forth in Article Thirteen of the Trust Agreement.


                                      A-1-8

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

        (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     -----------------------


------------------------------------------
(Sign exactly as your name appears on the other side of this Preferred Security
Certificate)

Signature Guarantee:*
                     -------------------------------

--------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A-1-9

            [Include the following if the Preferred Security bears a Restricted Securities Legend -

In connection with any transfer of any of the Preferred Securities evidenced by this certificate, the undersigned confirms that such Preferred Securities are being:

CHECK ONE BOX BELOW

         (1)      [_]      exchanged for the undersigned's own account
                           without transfer; or

         (2)      [_]      transferred pursuant to and in compliance with
                           Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

         (3)      [_]      transferred pursuant to and in compliance with
                           Regulation S under the Securities Act; or

         (4)      [_]      transferred pursuant to another available
                           exemption from the registration requirements of the Securities Act; or

         (5)      [_]      transferred pursuant to an effective Registration
                           Statement under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3)or
(4) is checked, the Trustee may require, prior to registering any such transfer of the Preferred Securities, such legal opinions, certifications and other information as the Company has reasonably requested in writing and directed the Trustee to require confirmation that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act; provided, further, that after the date that a Shelf Registration Statement under the


                                     A-1-10

Securities Act has been filed and so long as such Shelf Registration Statement continues to be effective, the Trustee may only permit transfers for which box
(5) has been checked.

                                                   ----------------------
                                                          Signature

Signature Guarantee:**






--------
** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.


                                     A-1-11

-----------------------------------------------------------------
-------------

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ---------------------------------                     --------------------
                                                            --------------
                                               NOTICE:      To be executed by an
                                                            executive officer]


                                     A-1-12

                               CONVERSION REQUEST

To:      Chase Bank of Texas, National Association, as Property
         Trustee of Central Parking Finance Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into common stock of Central Parking Corporation (the "Company Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Trust Agreement"), dated as of March 18, 1998, by Monroe J. Carell, Jr., James H. Bond and Andrew M. Paalborg, as Administrative Trustees, Chase Manhattan Bank Delaware, as Delaware Trustee, Chase Bank of Texas, National Association, as Property Trustee, Central Parking Corporation, as Depositor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Preferred Securities for a portion of the Convertible Debentures (as that term is defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in the terms of the Trust Agreement) and (ii) immediately convert such Convertible Debentures on behalf of the undersigned into Company Common Stock (at the conversion rate specified in the terms of the Trust Agreement).

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of conversion rights in accordance with the terms of the Trust Agreement and the Preferred Securities agrees to be bound by the terms of the Registration Rights Agreement relating to the Company Common Stock issuable upon conversion of the Preferred Securities.

Date:
     ----------------


                                     A-1-13

Number of Preferred Securities to be converted:

-------------------

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Company Common Stock are to be issued, along with the address or addresses of such person or persons.


-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------

------------------------------------------
(Sign exactly as your name appears on the other side of this Preferred Security
Certificate) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

------------------------------------------
------------------------------------------
------------------------------------------
------------------------------------------

Signature Guarantee:*
                     -------------------------------





--------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities
         Exchange Act of 1934, as amended.)


                                     A-1-14

                              NOTICE OF CONVERSION

To:      Chase Bank of Texas, National Association, as Property
         Trustee of Central Parking Finance Trust

                  The undersigned owner of this Common Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into common stock of Central Parking Corporation (the "Company Common Stock") in accordance with the terms of the Indenture, between the Company and Chase Bank of Texas, National Association, as Indenture Trustee, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Common Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Company Common Stock issuable upon conversion of the security.

Date:
     ----------------
Number of Common Securities to be converted ($25 or integral multiples thereof):
                   -------------------

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Company Common Stock are to be issued, along with the address or addresses of such person or persons.

------------------------------------------------------------
------------
------------------------------------------------------------
------------
------------------------------------------------------------
------------

------------------------------------------
(Sign exactly as your name appears on the the Security) (for conversion only)
Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------
Signature Guarantee:*
                     -----------------------

-------------------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)*


                                     A-1-15

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY





---------------------
        association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                     A-1-16

                                                                     EXHIBIT A-2

                             FORM OF COMMON SECURITY

                               [FACE OF SECURITY]

THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT. OTHER THAN AS PROVIDED IN THE TRUST AGREEMENT (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE TRUST AGREEMENT) OF CENTRAL PARKING FINANCE TRUST.

Certificate Number                                   Number of Common Securities

                                Common Securities
                                       of
                          CENTRAL PARKING FINANCE TRUST

                      5 1/4% Convertible Common Securities
            (liquidation amount $25 per Convertible Common Security)

                  Central Parking Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "5 1/4% Convertible Common Securities (liquidation amount $25 per Convertible Common Security)" (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of March 18, 1998, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth in Annex I to the Trust Agreement. Capitalized terms used herein but not defined shall have the meaning given them in the Trust Agreement. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Company will provide a copy of the Trust Agreement, the Common Securities Guarantee and the Indenture to a Holder


                                      A-2-1
without charge upon written request to the Depositor at its principal place of business.

                  Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Company is bound by the Trust Agreement and is entitled to the benefits thereunder.

                  By acceptance, the Holder agrees to treat for United States federal income tax purposes the Convertible Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Convertible Debentures.

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.

Dated:

                                                  CENTRAL PARKING FINANCE TRUST

                                                  By:
                                                     -------------------------
                                                     Name:
                                                     Title:

[Seal]

Attest:


-----------------------



                                      A-2-2

                              [REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of 5 1/4% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Convertible Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest, Compounded Interest and Liquidated Damages, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Convertible Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

                  Except as otherwise described below, Distributions on the Common Security Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Convertible
Debentures: January 1, April 1, July 1 and October 1 of each year, commencing on July 1, 1998, when, as and if available for payment by the Property Trustee. The Company has the right at any time during the term of the Convertible Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") for each such period; provided, that no Extension Period may extend beyond the maturity date of the Convertible Debentures. As a consequence of such extension, quarterly Distributions on the Common Security Securities would be deferred (though such Distributions would continue to accrue with interest since interest would continue to accrue on the Convertible Debentures) during any such extended interest payment period. In the event that the Company exercises this right, then, during such period the Company has agreed, among other things, (a) not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of Company Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Company Common Stock,
(ii) as a result of a reclassification of the Company's capital stock or the


                                      A-2-3
exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (iii) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged) or make any guarantee payments with respect to the foregoing, (b) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Convertible Debentures and (c) not to make any guarantee payments with respect to the foregoing (other than pursuant to the Common Securities Guarantee). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements.

                  The Common Securities shall be convertible into shares of common stock of Central Parking Corporation ("Company Common Stock") through (i) the exchange of Common Securities for a portion of the Convertible Debentures and (ii) the immediate conversion of such Convertible Debentures into Company Common Stock, in the manner and according to the terms set forth in Article Thirteen of the Trust Agreement.


                                      A-2-4

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

        (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      -----------------------

------------------------------------------
(Sign exactly as your name appears on the other side of this Common Security
Certificate)

Signature Guarantee:*
                     -------------------------------




-------------------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A-2-5

        [Include the following if the Common Security bears a Restricted Securities Legend -

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

CHECK ONE BOX BELOW

         (1)      [_]      exchanged for the undersigned's own account
                           without transfer; or

         (2)      [_]      transferred pursuant to and in compliance with
                           Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); or

         (3)      [_]      transferred pursuant to and in compliance with
                           Regulation S under the Securities Act; or

         (4)      [_]      transferred pursuant to another available
                           exemption from the registration requirements of the Securities Act; or

         (5)      [_]      transferred pursuant to an effective Registration
                           Statement under the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3)or
(4) is checked, the Trustee may require, prior to registering any such transfer of the Common Securities, such legal opinions, certifications and other information as the Company has reasonably requested in writing and directed the Trustee to require confirmation that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144 under such Act; provided, further,


                                      A-2-6
that after the date that a Shelf Registration Statement under the Securities Act has been filed and so long as such Shelf Registration Statement continues to be effective, the Trustee may only permit transfers for which box (5) has been checked.

                                                   ----------------------
                                                         Signature

Signature Guarantee:**





--------
** Signature must be guaranteed by an institution which is a member of one of the following recognized Signature Guaranty Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee programs acceptable to the Trustee.


                                      A-2-7

-----------------------------------------------------------------

             [TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Common Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ----------------------------                          --------------------
                                                            --------------
                                               NOTICE:      To be executed by an
                                                            executive officer]


                                      A-2-8

                               CONVERSION REQUEST

To: Chase Bank of Texas, National Association, as Property Trustee of Central Parking Finance Trust

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into common stock of Central Parking Corporation (the "Company Common Stock") in accordance with the terms of the Amended and Restated Declaration of Trust (the "Trust Agreement"), dated as of March 18, 1998, by Monroe J. Carell, Jr., James H. Bond and Andrew M. Paalborg, as Administrative Trustees, Chase Manhattan Bank Delaware, as Delaware Trustee, Chase Bank of Texas, National Association, as Property Trustee, Central Parking Corporation, as Depositor, and by the Holders, from time to time, of individual beneficial interests in the Trust to be issued pursuant to the Trust Agreement. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Trust Agreement) to (i) exchange such Common Securities for a portion of the Convertible Debentures (as that term is defined in the Trust Agreement) held by the Trust (at the rate of exchange specified in the terms of the Trust Agreement) and (ii) immediately convert such Convertible Debentures on behalf of the undersigned into Company Common Stock (at the conversion rate specified in the terms of the Trust Agreement).

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of conversion rights in accordance with the terms of the Trust Agreement and the Common Securities agrees to be bound by the terms of the Registration Rights Agreement relating to the common stock of Central Parking Corporation issuable upon conversion of the Common Securities.

Date:
     ----------------


                                      A-2-9

Number of Common Securities to be converted: ___________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Company Common Stock are to be issued, along with the address or addresses of such person or persons.

-----------------------------------------------------------------
-----------------------------------------------------------------
-----------------------------------------------------------------

------------------------------------------
(Sign exactly as your name appears on the other side of this Common Security
Certificate) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

Signature Guarantee:*
                     -------------------------------







--------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities
         Exchange Act of 1934, as amended.)


                                     A-2-10

                              NOTICE OF CONVERSION

To: Chase Bank of Texas, National Association, as Property Trustee of Central Parking Finance Trust

                  The undersigned owner of this Common Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into common stock of Central Parking Corporation (the "Company Common Stock") in accordance with the terms of the Indenture, between the Company and Chase Bank of Texas, National Association, as Indenture Trustee, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any Holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Common Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Company Common Stock issuable upon conversion of the security.

Date:
     ----------------

Number of Common Securities to be converted ($25 or integral multiples thereof): ___________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Company Common Stock are to be issued, along with the address or addresses of such person or persons.

-----------------------------------------------------------------
-------
-----------------------------------------------------------------
-------
-----------------------------------------------------------------
-------

------------------------------------------
(Sign exactly as your name appears on the the Security) (for conversion only)
Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

-------------------------------------------
-------------------------------------------
-------------------------------------------
-------------------------------------------

Signature Guarantee:*
                       -----------------------

--------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities
         Exchange Act of 1934, as amended.)


                                     A-2-11

                               EXHIBIT B - Form of
                            Regulation S Certificate

                            REGULATIONS S CERTIFICATE

           (For transfers pursuant to Sections 8.2(a)(i),(iii) and (v)
                             of the Trust Agreement)

Chase Bank of Texas, National Association

Attention:  Corporate Trust Department

         Re:      5 1/4% Convertible Preferred
                  Securities of Central Parking Finance Trust (the
"Securities")

                  Reference is made to the Amended and Restated Trust Agreement, dated as of March 18, 1998 (as amended from time to time, the "Trust Agreement"), among Central Parking Corporation (the "Company"), Chase Bank of Texas, National Association, Chase Manhattan Bank Delaware and Monroe J. Carell, Jr., James H. Bond and Andrew M. Paalborg, the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to _____________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s).:
                                     -------------------------------------------
                  CERTIFICATE No(s):
                                     -------------------------------------------

                  The Person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

-------------
* (Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)*

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                  (A) the Owner is not a distributor of the Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C)      either:

                           (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                           (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor the person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                  (E) if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchasers.

Dated:
        ------------------------------

                           (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

                           By:
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------

                                  (If the Undersigned is a corporation,
                                  partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                         EXHIBIT C - Form of Restricted
                             Securities Certificate

                        RESTRICTED SECURITIES CERTIFICATE
           (For transfers pursuant to Sections 8.2(a)(ii), (iii), (iv)
                         and (v) of the Trust Agreement)

Chase Bank of Texas, National Association
2200 Ross Avenue
Suite 500
Dallas, Texas 75201
Attention:  Corporate Trust Department

         Re:      5 1/4% Convertible Preferred
                  Securities of Central Parking Finance Trust (the
                  "Securities")

                  Reference is made to the Amended and Restated Trust Agreement, dated as of March 18, 1998 (as amended from time to time, the "Trust Agreement"), among Central Parking Corporation (the "Company"), Chase Bank of Texas, National Association, Chase Manhattan Bank Delaware and Monroe J. Carell, Jr., James H. Bond and Andrew M. Paalborg, Administrative Trustees and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Trust Agreement or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

                  The certificate relates to ____________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s).:
                                    --------------------------------------------
                  CERTIFICATE No(s):
                                    --------------------------------------------

                  The Person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                  (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonable believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                  (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust.

                  (3) Regulation S Transfers. If the transfer is being effected in accordance with Regulation S:

                  (A) the transfer is being made to a person who is not a U.S. person; or

                  (B) the transferee is not acquiring such Specified Securities for the account or benefit of any U.S. person.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchasers.

Dated:
       ----------------

                                                 (Print the name of the
                                                 Undersigned, as such term is
                                                 defined in the second
                                                 paragraph of this certificate.)

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                        ------------------------
                                                       (If the Undersigned is a
                                                       corporation, partnership
                                                       or fiduciary, the title
                                                       of the person signing on
                                                       behalf of the
                                                       Undersigned must be
                                                       stated.)

                        EXHIBIT D - Form of Unrestricted
                             Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE
           (For removal of Securities Act Legends pursuant to Section
                                   8.2(b)(iv))

Chase Bank of Texas, National Association
2200 Ross Avenue
Suite 500
Dallas, Texas 75201
Attention:  Corporate Trust Department

         Re:      5 1/4% Convertible Preferred
                  Securities of Central Parking Finance Trust (the
                  "Securities")

                  Reference is made to the Amended and Restated Trust Agreement, dated as of March 18, 1998 (as amended from time to time, the "Trust Agreement"), among Central Parking Corporation (the "Company"), Chase Bank of Texas, National Association, Chase Manhattan Bank Delaware and Monroe J. Carell, Jr., James H. Bond and Andrew M. Paalborg, the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. Terms used herein and defined in the Trust Agreement or Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

                  The certificate relates to ____________ shares of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s).:
                                     -------------------------------------------
                  CERTIFICATE No(s):
                                     -------------------------------------------

                  The Person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Certificate, they are held through the Clearing Agency or participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 8.2(b)(iv) of the Trust Agreement. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Trust or from an affiliate of the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Trust. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Trust and the Purchasers.

Dated:
      ------------------------------

                                               (Print the name of the
                                               Undersigned, as such term is
                                               defined in the second paragraph
                                               of this certificate.)
                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------
                                                    (If the Undersigned is a
                                                    corporation, partnership or
                                                    fiduciary, the title of the
                                                    person signing on behalf of
                                                    the Undersigned must be
                                                    stated.)


                                      D-2